UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Satellogic Inc.

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October 21, 2025

Dear Fellow Stockholders:

On behalf of the Board of Directors (the “Board”) of Satellogic Inc. (“Satellogic”), it is my pleasure to invite you to Satellogic’s Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on December 8, 2025, at 1:00 p.m. Eastern Time.

The formal Notice of Annual Meeting and Proxy Statement are enclosed with this letter. The Proxy Statement describes the matters to be acted upon at the Annual Meeting. It also describes how the Board operates and provides compensation and other information about the management team and Board.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I strongly encourage you to vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy or voting instruction card. For instructions on voting, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail or the section entitled “How do I vote?” on page 5 of the Proxy Statement. If you received a paper copy of the Proxy Statement, please use your enclosed proxy card to vote.

On behalf of the Board and the officers and employees of Satellogic, I would like to take this opportunity to thank you for your continued support of our company.

Sincerely,

Emiliano Kargieman
Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS	1

QUESTIONS AND ANSWERS ABOUT VOTING AT THE 2025 ANNUAL MEETING AND RELATED MATTERS	4

PROPOSAL 1 - ELECTION OF DIRECTORS	8

CORPORATE GOVERNANCE	12

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

Principal Accountant Fees and Services	21
Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services	21
Audit Committee Report	22

PROPOSAL 3 – APPROVAL OF AMENDED AND RESTATED SATELLOGIC INCENTIVE COMPENSATION PLAN	23

EXECUTIVE OFFICERS	30

EXECUTIVE COMPENSATION	31

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	35

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS	36

Principal Holders of Stock	36
Common Stock Ownership by Directors and Executive Officers	37

OTHER MATTERS	38

Stockholder Proposals for 2026 Annual Meeting of Stockholders	38
List of Stockholders Entitled to Vote at the Annual Meeting	38
Communication with Satellogic’s Board of Directors	38
Available Information	38
Electronic Delivery	39
Householding	39

Satellogic Inc.

210 Delburg Street

Davidson, NC 28036

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Date and Time: December 8, 2025 at 1:00 p.m., Eastern Time

Location: Virtual at www.virtualshareholdermeeting.com/SATL2025

Record Date: October 15, 2025

Business To Be Conducted:

1.	Elect the three Class I nominees named in the accompanying Proxy Statement as Class I directors for terms expiring at the 2028 Annual Meeting of Stockholders.

2.	Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Fiscal 2025”).

3.	Approve the amendment and restatement of the Satellogic Inc. Amended and Restated 2021 Incentive Compensation Plan (the “Incentive Plan”).

4.	Transact such other business as may properly come before the 2025 Annual Meeting of Stockholders or any adjournments or postponements thereof.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote your shares “FOR” the election of each of the director Class I nominees named in the Proxy Statement, “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for Fiscal 2025 and “FOR” the amendment and restatement of the Incentive Plan.

The Board has fixed the close of business on October 15, 2025, as the record date for determining the stockholders having the right to vote at the meeting or any adjournment thereof. A list of such stockholders will be available for examination by stockholders for any purpose germane to the meeting during ordinary business hours at our corporate office during the ten days prior to the meeting.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) is first being mailed on or about October 21, 2025 to all stockholders entitled to vote at the Annual Meeting. The accompanying Proxy Statement and our Annual Report can be accessed by visiting www.proxyvote.com. You will be asked to enter the 16-digit control number located on the Notice, your proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting, please refer to the section entitled “How do I vote?” on page 5 of the Proxy Statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares at the Annual Meeting. The Notice also provides instructions on how to obtain paper copies of the proxy materials, if preferred.

We appreciate your continued support.

By order of the Board of Directors,

Emiliano Kargieman

Director and Chief Executive Officer

October 21, 2025

PROXY STATEMENT

Proxy Statement for Annual Meeting of Stockholders to be held on December 8, 2025

You are receiving this Proxy Statement because you own shares of common stock of Satellogic Inc. (“Satellogic,” “the Company,” “we,” “our” and “us”) that entitle you to vote at the 2025 Annual Meeting of stockholders (the “Annual Meeting”). Our Board of Directors (the “Board”) is soliciting proxies from stockholders who wish to vote at the Annual Meeting. By use of a proxy, you can vote even if you do not attend the Annual Meeting. This Proxy Statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

Only holders of record at the close of business on October 15, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment, continuation or postponement of the Annual Meeting. At the close of business on the Record Date, there were 97,185,435 shares of our Class A common stock outstanding and 10,582,641 shares of Class B common stock outstanding. Each share of Class A common stock is entitled to one vote on each proposal, and each share of Class B common stock is entitled to 1.472467906 votes on each proposal.

Date, Time and Location of the Annual Meeting of Stockholders

We will hold the Annual Meeting on December 8, 2025, at 1:00 p.m. Eastern Time. The meeting will be held virtually at http://www.virtualshareholdermeeting.com/SATL2025. For instructions on voting, please refer to the Notice of Internet Availability of Proxy Materials mailed on or about October 21, 2025 or the section entitled “How do I vote?” on page 5 of the Proxy Statement.

QUESTIONS AND ANSWERS ABOUT VOTING AT
THE 2025 ANNUAL MEETING AND RELATED MATTERS

What is the date, time and place of the annual meeting?

The Annual Meeting will be held on December 8, 2025, at 1:00 p.m. Eastern Time. The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/SATL2025.

What is the purpose of the annual meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, consisting of the:

1.	election of the three Class I nominees named in this Proxy Statement as Class I directors for a three-year term expiring at the 2028 Annual Meeting of Stockholders;

2.	ratification of the selection of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for Fiscal 2025;

3.	amendment and restatement of the Satellogic Inc. Amended and Restated 2021 Incentive Compensation Plan; and

4.	any other matters that properly come before the meeting.

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to participate in, the Annual Meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the Record Date, there were 97,185,435 shares of Class A common stock and 10,582,641 shares of Class B common stock outstanding, all of which are entitled to be voted at the Annual Meeting. The Class A common stock and Class B common stock is collectively referred to herein as the “common stock.”

What are the voting rights of the holders of our common stock?

Holders of Class A common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval. Holders of Class B common stock are entitled to 1.472467906 votes per share, subject to automatic adjustment pursuant to the terms of our Certificate of Incorporation (the “Charter”).

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum and why is a quorum required?

A quorum is required to transact business at the Annual Meeting. The holders of a majority in voting power of the issued and outstanding shares of common stock as of the Record Date, present in person or represented by proxy and entitled to vote, will constitute a quorum. Proxies received but marked as abstentions, if any, proxies returned without making any selections, if any, and broker non-votes (described below) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. If we do not have a quorum, we will reconvene the Annual Meeting at a later date.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with Satellogic’s transfer agent, Continental Stock Transfer and Trust Company, you are considered the “stockholder of record” with respect to those shares.

If your shares are held by a brokerage firm, bank, trustee or nominee, you are considered the “beneficial owner” of shares held in street name. Notice of Internet Availability of Proxy Materials (“Notice”) has been forwarded to you by your nominee who is considered the “stockholder of record” with respect to those shares. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following its instructions for voting.

How do I vote?

To be valid, your vote by internet, telephone or mail must be received by the deadline specified on the proxy card or voting information form, as applicable. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting.

	IF YOU ARE A STOCKHOLDER OF RECORD	IF YOU ARE A BENEFICIAL OWNER

By Internet	www.proxyvote.com	www.proxyvote.com

By Telephone	1-800-690-6903	1-800-690-6903

By Mail	Return a properly executed and dated proxy card in the pre-paid envelope we have provided	Return a properly executed and dated voting instruction form by mail, depending upon the method(s) your bank, brokerage firm, broker-dealer or other similar organization makes available

(1) Detailed instructions for Internet and telephone voting are set forth on the Notice, which contains instructions on how to access our Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) online. Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to give their voting instructions and confirm that stockholders’ instructions have been recorded properly. Stockholders voting by internet or telephone should understand that, while neither we nor Broadridge Financial Solutions, Inc. (“Broadridge”) charge any fees for voting by internet or telephone, there may still be costs, such as usage charges from internet access providers and telephone companies, for which you are responsible. Internet and telephone voting will be available 24 hours a day, 7 days a week, and will close at 11:59 p.m. Eastern Time on Sunday, December 7, 2025. To vote by internet or by telephone, you will need your control number found in the Notice or, if you received a printed copy of the proxy materials, on your proxy card.

What am I being asked to vote on?

At the Annual Meeting you will be asked to vote on the following three proposals.

Proposal		Board Recommendation

1.	To elect three Class I directors for a three-year term expiring at the 2028 Annual Meeting of Stockholders or until his successor is elected and qualified.	FOR EACH NOMINEE NAMED IN THE PROXY STATEMENT

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for Fiscal 2025.	FOR

3.	To approve the amendment and restatement of the Incentive Plan.	FOR

We will also consider such other business that properly comes before the Annual Meeting in accordance with the Bylaws of the Company (the “Bylaws”).

What vote is required to approve each item?

Proposal	Stockholder Vote Required for Approval	Voting Options	Broker Routine Voting Allowed?	Impact of Abstain Votes
(1) Election of Directors	Plurality of votes cast	FOR WITHHOLD(1)	No(2)	N/A
(2) Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal 2025	Majority in voting power of shares present and entitled to vote thereon	FOR AGAINST ABSTAIN	Yes(3)	Against(4)
(3) Amendment and Restatement of the Incentive Plan	Majority in voting power of shares present and entitled to vote thereon	FOR AGAINST ABSTAIN	No(2)	Against(4)
(1)	Votes that are “WITHHELD” will not count as a vote “FOR” or “AGAINST” a director because directors are elected by plurality voting.
(2)	Broker non-votes will have no effect on the outcome of Proposals 1 or 3.
(3)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
(4)	Abstentions will count as a vote “AGAINST” Proposals 2 and 3.

The inspector of election for the Annual Meeting shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner. Other than Proposal 2, none of the proposals described in this Proxy Statement are related to “routine” matters. As a result, a broker will not be able to vote your shares with respect to Proposals 1 or 3 absent your voting instructions.

What if I sign and return my proxy without making any selections?

If you sign and return your proxy without making any selections, your shares will be voted “FOR” each of the three director nominees in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3. If other matters properly come before the meeting, Rick Dunn, as proxy, will have the authority to vote on those matters for you at his discretion. As of the date of this Proxy Statement, we are not aware of other business to be acted upon at the Annual Meeting other than as disclosed in this Proxy Statement.

Can I change my vote after I return my proxy card?

Yes. The giving of a proxy does not eliminate the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy, by voting in person at the Annual Meeting, by filing a written revocation or duly executed proxy bearing a later date with our Secretary at our headquarters.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares of Satellogic in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

Alternatively, if you vote by telephone or on the Internet, you will need to vote once for each proxy card you receive.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

Who will count and certify the votes?

Representatives of Broadridge and our Corporate Secretary will count the votes and certify the election results.

Who pays for costs relating to the proxy materials and annual meeting of stockholders?

The costs of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed Annual Report and proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. We have engaged Broadridge to assist us in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting for an estimated cost of $40,000.00 plus expenses. Our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may also request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

Who should I call with other questions?

If you have additional questions about this Proxy Statement or the meeting or would like additional copies of this Proxy Statement or our Annual Report, please contact: Satellogic Inc, 210 Delburg Street, Davidson, NC 28036, Attention: Investor Relations, email: IR@satellogic.com.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under our Charter, directors are elected for a three-year term expiring at the annual meeting of stockholders to be held in the third year following the year of his or her election or until his or her successor is elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee (the “Governance Committee”), our Board has nominated the following three Class I directors for re-election at the Annual Meeting: Ted Wang, Steven T. Mnuchin, and Joseph Dunford (collectively, the “Director Nominees”). The Board has nominated each of these persons to serve as a director for a three-year term that will expire at the 2028 Annual Meeting of Stockholders or until his successor is elected and qualified, and each has consented to serve if elected.

We believe that each of our nominated directors possesses the experience, skills and qualities to fully perform his duties as a director and contribute to our success. Our directors were nominated because the Board believes each possesses the highest standards of personal integrity and interpersonal and communication skills, is highly accomplished in his field, has an understanding of the interests and issues that are important to our stockholders and is able to dedicate sufficient time to fulfilling his obligations as a director. Our directors as a group complement each other and each other’s respective experiences, skills and qualities.

Set forth below is information relating to each nominee’s and each continuing director’s business experience, qualifications, attributes and skills and the reasons the Governance Committee and the Board believe that each individual is a valuable member of the Board. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter. The age of each individual below is as of October 15, 2025.

Class I — Nominees for Terms Expiring in 2028

Ted Wang

Age: 56

Director since 2022

Committees: Audit, Compensation (Chair), Nominating (Chair)

Mr. Wang is a partner at Cowboy Ventures, a prominent venture capital firm located in Palo Alto, California and an executive coach who works with a number of emerging tech executives and venture capitalists. Ted is also a board member of several other companies including Drata, Vic.ai, Arcol and Contra. Prior to joining Cowboy, Mr. Wang was a partner at the law firm of Fenwick & West where he was recognized as one of the country’s leading technology lawyers. During that time, Mr. Wang worked with many of the top technology companies of the era, including Facebook, Twitter, Dropbox, Square, Figma and Zuora. From years at the boardrooms of these companies, Mr. Wang has learned from the best and the brightest founders, investors, and outside board members.

Mr. Wang has a bachelor’s degree from Duke University and a J.D. from the University of Virginia School of Law.

Steven T. Mnuchin

Age: 62

Director since 2022

Committees: Finance (Chair)

Former Secretary Mnuchin serves as the Managing Partner of Liberty Strategic Capital and chairs the firm’s Investment Committee. Prior to founding Liberty, he served as the 77th Secretary of the Treasury from February 2017 through January 2021. As Secretary of the Treasury, Mr. Mnuchin was responsible for leading the U.S. Treasury, whose mission is to maintain a strong economy, foster economic growth, and create job opportunities by promoting the conditions that enable prosperity at home and abroad. He was also responsible for strengthening national security by combating economic threats and protecting our financial system, as well as managing the U.S. government’s finances. Former Secretary Mnuchin also oversaw cybersecurity for financial services, IRS and U.S. Treasury Bureaus. Former Secretary Mnuchin played a pivotal role in advancing the Administration’s economic agenda, including the passage and implementation of the Tax Cuts and Jobs Act and the CARES Act. He also led the U.S. Treasury Department’s regulatory reform efforts. Former Secretary Mnuchin was chair of the Committee on Foreign Investment in the United States and was a member of the National Security Council. He was responsible for using economic tools to combat terrorist financing and other threats to the United States and its allies.

Prior to his confirmation, he served as Founder, Chairman, and Chief Executive Officer of Dune Capital Management. He founded OneWest Bank Group LLC and served as its Chairman and Chief Executive Officer until its sale to CIT Group Inc. Earlier in his career, Former Secretary Mnuchin worked at The Goldman Sachs Group, Inc., where he was a Partner and served as Chief Information Officer. He has extensive experience in global financial markets and investments.

Former Secretary Mnuchin is committed to philanthropic activities and previously served as a member of the boards of directors of the Museum of Contemporary Art, Los Angeles (MOCA), the Whitney Museum of Art, the Hirshhorn Museum and Sculpture Garden on the Mall, the UCLA Health System, the New York Presbyterian Hospital, and the Los Angeles Police Foundation. He was born and raised in New York City. Former Secretary Mnuchin holds a B.A. from Yale University.

Joseph F. Dunford, Jr.

Age: 69

Director since 2022

Committees: None

General Joseph Dunford serves as a Senior Managing Director for Liberty Strategic Capital and as a member of the firm’s Investment Committee. He also serves on the board of directors of Liberty Strategic Capital portfolio company Zimperium, Inc. (since 2022). Prior to joining Liberty, he previously served as the 19th Chairman of the Joint Chiefs of Staff, the nation’s highest-ranking military officer. In this role, he was the senior ranking U.S. officer and principal military advisor to the President, Secretary of Defense, and National Security Council from 2015 to 2019.

General Dunford was commissioned in 1977 and served as an infantry officer and led Marines at all levels, to include commanding the 2nd Battalion, 6th Marines and 5th Marine Regiment during Operation Iraqi Freedom. He also served as the Assistant Division Commander of the 1st Marine Division in Iraq, Commanded I Marine Expeditionary Force, and served as the Commander, Marine Forces U.S. Central Command. He served as the 36th Commandant of the Marine Corps, the Assistant Commandant of the Marine Corps and Commander of all U.S. Forces and NATO forces in Afghanistan.

General Dunford graduated from Boston College High School and Saint Michael's College. He also earned master’s degrees in government from Georgetown University and in International Relations from the Fletcher School of Law and Diplomacy, Tufts University. He currently serves as chairman of the board of directors for the Injured Marine Semper Fi & America’s Fund which supports our wounded, ill, and injured active duty personnel and veterans from all services. He also is Chairman of the Board of the Adams Presidential Center. He is a Senior Fellow at the Belfer Center for Science and International Affairs, Harvard Kennedy School. He also serves as a member of the boards of directors for the Lockheed Martin Corporation (NYSE: LMT), Bessemer Securities Corporation, Georgetown University, the Atlantic Council, and the Travis Manion Foundation.

Class II — Continuing Directors Whose Terms Expire in 2026

Peter Thomas Killalea

Age: 58

Director since 2022

Committees: Audit, Compensation, Nominating

Tom Killalea, a seasoned technology executive and advisor, has deep expertise in product development, digital innovation, customer experience, and security.

From November 2014 to December 2021, Mr. Killalea was the President of Aoinle, a consulting firm. From May 1998 to November 2014, Mr. Killalea served in various leadership roles at Amazon, most recently as its Vice President of Technology for the Kindle Content Ecosystem. He led Amazon’s Infrastructure and Distributed Systems team, which later became a key part of the Amazon Web Services Platform. Prior to that, he served as Amazon’s Chief Information Security Officer and Vice President of Security.

Mr. Killalea is Chairman of the board of MongoDB (NASDAQ: MDB), and serves on the board of Capital One (NYSE: COF) and of Akamai (Nasdaq: AKAM). He previously served on the board of Xoom (acquired by PayPal) from March 2015 to November 2015 and Carbon Black (acquired by VMware) from April 2017 to October 2019. He also currently serves on the editorial board of ACM Queue (Association for Computing Machinery). He holds a B.Ed. in Education from the National University of Ireland, and a B.S. in Computer Science from Trinity College Dublin.

Miguel Gutiérrez

Age: 67

Director since 2022

Committees: Nominating

Mr. Gutiérrez is a Partner and Head of Private Markets at The Rohatyn Group (TRG), overseeing the firm’s private equity, private credit and infrastructure strategies. He is a member of TRG’s Executive Committee and is based in Montevideo. Mr. Gutiérrez has over 30 years of experience in international financial markets, with the majority of this time dedicated to emerging markets. Prior to joining TRG in October 2004, Mr. Gutiérrez served as the Chairman and CEO of the Telefónica Group in Argentina and Chairman of Grupo Concesionario del Oeste S.A. He also served as the non-executive Chairman of YPF S.A. from April 2016 to December 2019. Earlier in his career, Mr. Gutiérrez held numerous senior positions at J.P. Morgan over 21 years, most recently as the Head of Global Emerging Markets Sales, Trading, and Research and prior to that as the Head of Latin America Emerging Markets. Under Mr. Gutiérrez's direction, J.P. Morgan established and cemented its leadership position in emerging markets sales, trading, and research. At the beginning of his time with J.P. Morgan, Mr. Gutiérrez held various senior positions, including Head of European Interest Rate Management and Treasury Manager in both Madrid and Buenos Aires. Mr. Gutiérrez holds an Advanced Management Program — AMP degree from IAE — Universidad Austral in Argentina.

Class III — Continuing Directors Whose Terms Expire in 2027

Emiliano Kargieman

Age: 50

Director since 2021

Committees: Finance

Emiliano Kargieman is the Chief Executive Officer and co-founder of Satellogic. Over the past 25+ years, his career has taken him across the world having served many roles in the technology sector.

Prior to Satellogic, Mr. Kargieman co-founded three companies: Core Security Technologies, where he developed the first automated penetration testing software with clients such as Apple, Cisco, Homeland Security, NSA, NASA, Lockheed Martin, and DARPA; Aconcagua Ventures, a group focused on investing in high-tech startups across Latin America and developing them into global businesses; and GarageLab, a problem-solving laboratory with an innovative multidisciplinary approach involving science, technology, art, and business. Additionally, he has served as an independent consultant and member of the Special Projects Group at the World Bank.

Mr. Kargieman has a formal background in Number Theory and Philosophy.

Kelly J. Kennedy

Age: 57

Director since 2024

Committees: Audit (Chair), Finance, Compensation

Ms. Kennedy joined the Company’s Board in September of 2024. Ms. Kennedy is a seasoned financial executive with over 30 years of experience in finance, operations, and strategic growth. Since November 2023, Ms. Kennedy has served as the Chief Financial Officer of Willow Innovations, Inc. She previously served as Executive Vice President, Chief Financial Officer of The Honest Company, Inc., from January 2021 to September 2023. Prior to joining the Honest Company, Ms. Kennedy served as Chief Financial Officer of The Bartell Drug Company, a family-owned pharmacy chain, from September 2018 until its sale to Rite Aid in December 2020. Prior to that, Ms. Kennedy served as the Chief Financial Officer of Sur La Table, Inc. from June 2015 to September 2018, as the Chief Financial Officer of See’s Candies from January 2014 to June 2015 and as the Chief Financial Officer and Treasurer of Annie’s Inc. from August 2011 to November 2013.

Ms. Kennedy has served on the board of directors of Vital Farms, Inc. (Nasdaq: VITL), since December 2019, where she is the chair of its audit committee and a member of its compensation committee. Ms. Kennedy also currently serves on the board of directors of Good RX, Inc. (Nasdaq: GDRX), since December of 2023, where she is a member of its audit and risk committees. Ms. Kennedy received her M.B.A. from Harvard Business School and her B.A. in Economics from Middlebury College.

Required Vote

Director nominees are elected by a plurality of the votes cast at the Annual Meeting, meaning that the nominees receiving the highest number of “FOR” votes will be elected.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” each of the Director Nominees.

CORPORATE GOVERNANCE

The Board is committed to strong corporate governance. We believe strong corporate governance promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in our Company. The Board and its committees have adopted policies and processes that foster effective board oversight of critical matters such as strategy, risk management, including cybersecurity, financial and other controls, human capital and sustainability considerations, compliance and management succession planning. The Board reviews our major governance documents, policies and processes regularly in the context of current corporate governance trends, regulatory changes and recognized best practices, taking into consideration the perspectives of our stockholders. Through our website, www.satellogic.com, our stockholders have access to key corporate governance documents such as our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and charters of each committee of the Board.

The following sections provide an overview of our corporate governance structure, policies and processes, including key aspects of the Board operations.

Board Structure and Composition

Our business and affairs are managed under the direction of our Board, which currently consists of seven members. Our Charter provides for a classified board of directors, with members of each class serving staggered three-year terms. At each annual meeting of stockholders, the successors of the directors whose terms expire at that meeting are elected to hold office for a term expiring at the annual meeting held in the third year following the year of his or her election. We currently have three directors in Class I, and two directors in each of Classes II and III. The terms of the directors in Classes II and III expire at the annual meetings in 2026 and 2027, respectively. Our stockholders are being asked to elect our Class I directors to serve for a three-year term expiring at the 2028 Annual Meeting of Stockholders.

The roles of Chairman of the Board and Chief Executive Officer are separate. Our independent directors meet separately in executive sessions on a regular basis, typically during a portion of, or immediately after, each regularly scheduled meeting of our Board. Mr. Mnuchin, our Chairman, presides at all meetings of the Board and of the stockholders. Our Corporate Governance Guidelines also provide that if the Chair is not an independent director and the Board determines that the appointment of a lead director (“Lead Director”), who shall be an independent director, is in the best interests of the Company and its stockholders, then the independent directors may appoint a Lead Director. The Board believes that its current leadership structure is appropriate for the Company because it separates the leadership of the Board from the day-to-day leadership of the Company. The Board also believes that separating the position of Chairman from Chief Executive Officer better positions the Board to evaluate the performance of management and enables the Chairman to provide guidance to the Chief Executive Officer.

Director Independence

The Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person who, in the opinion of the Board, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Mr. Wang, Ms. Kennedy, Mr. Killalea, and Mr. Gutiérrez qualify as “independent directors,” as defined under the Nasdaq listing standards. As required by Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Director Candidates

The Governance Committee considers possible director nominee candidates from many sources, including management and stockholders.

The Governance Committee evaluates the suitability of potential candidates nominated by stockholders in the same manner as other candidates recommended to the Governance Committee. In identifying individuals to nominate for election to our Board, the Governance Committee, to the extent it deems relevant in its sole discretion, seeks candidates that, among other things, have:

●	demonstrated notable or significant achievements in business, education or public service;
●	possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of diverse skills, perspectives and backgrounds to its deliberations; and
●	have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

Prior to the nomination of a director for re-election, the Governance Committee reviews the performance of each director whose term is expiring and determines whether that director should be nominated for election to an additional term following an assessment of the director’s performance. If the Governance Committee or the Board decides to nominate a new candidate for election, the Governance Committee identifies the desired skills and experience of any new nominee in light of the criteria above.

In selecting Board nominees, the Governance Committee strives to maintain a Board that reflects a broad spectrum of experience and personal backgrounds. These criteria will vary over time depending on the needs of the Board. Accordingly, the Board may adopt new criteria and amend or abandon existing criteria as and when it determines such action to be appropriate.

If any member of the Board does not wish to continue in service or if the Governance Committee or the Board decides not to re-nominate a member for re-election, the Governance Committee will identify the desired skills and experience of a new nominee in light of the criteria above.

Board Committees

Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee, and the Finance Committee. All the members of our Audit Committee are independent directors under applicable Nasdaq listing standards and SEC rules. The majority of both the Governance Committee and the Compensation Committee are composed of independent directors. The majority of the Finance Committee is composed of non-independent directors. In addition, all the members of our Audit Committee are currently independent under Section 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and will continue to be upon the conclusion of the Annual Meeting. The charter for each of the committees is available on our website at www.investors.satellogic.com.

Each member of the Board attended at least 75% of the meetings held by the Board and the committees on which he or she served in 2024. The following table shows the members of each committee as of the end of the 2024 fiscal year, as well as the number of meetings held during the 2024 fiscal year.

Name	Audit Committee	Compensation Committee(1)	Nominating and Corporate Governance Committee(2)	Finance Committee
Emiliano Kargieman	-	-	-	Member
Ted Wang	Member	Chair	Chair	-
Kelly J. Kennedy	Chair	-	-	Member
Steven T. Mnuchin	-	Member	Member	Chair
Joseph Dunford	-	-	-	-
Peter Thomas Killalea	Member	Member	Member	-
Miguel Gutiérrez	-	-	-
Marcos Galperin(3)	-	-	-	-
Bradley Halverson(4)	Chair	-	-	Member
Howard Lutnick(5)	-	-	-	-
Meetings held in 2024	5	2	1	10

(1)	On October 7, 2025, Ms. Kennedy replaced Mr. Mnuchin on the Compensation Committee.
(2)	On October 7, 2025, Mr. Gutiérrez replaced Mr. Mnuchin on the Governance Committee.
(3)	Mr. Galperin resigned from the Board, effective June 6, 2025.
(4)

Mr. Halverson resigned from the Board, effective September 4, 2024. Mr. Halverson previously served as the Chairperson of the Audit Committee. Following Mr. Halverson’s resignation, Ms. Kennedy began serving as the Chairperson of the Audit Committee upon her appointment to the Board.

(5)	Mr. Lutnick resigned from the Board, effective November 24, 2024.

Board members are generally expected to attend our annual meetings of stockholders, either in person, by phone or by other remote communication. All of the members of the Board that were directors on the date of the 2024 Annual Meeting of Stockholders were present at the 2024 Annual Meeting of Stockholders.

Audit Committee

Our Audit Committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing, with our independent registered public accounting firm, the scope and results of their audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●

overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the annual financial statements that we file with the United States Securities and Exchange Commission (the “SEC”);

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our Audit Committee consists of Kelly Kennedy, as Chairperson, and Ted Wang and Tom Killalea, as members. Each qualifies as an independent director under applicable Nasdaq listing standards and SEC rules with respect to Audit Committee membership. In addition, all of the Audit Committee members meet the requirements for financial literacy under applicable Nasdaq listing standards and SEC rules and Ms. Kennedy qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. The written charter for the Audit Committee is available on our website at https://investors.satellogic.com.

Nominating and Corporate Governance Committee

Our Governance Committee is responsible for, among other things:

●

determining the qualifications, qualities, skills and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director;

●

evaluating the current composition, organization and governance of the Board and its committees, determining future requirements and making recommendations to the Board for approval consistent with the criteria approved by our Board;

●

searching for, identifying, evaluating and selecting, or recommending for selection by the Board, candidates to fill new positions or vacancies on the Board consistent with the criteria approved by our Board, and reviewing any candidates recommended by stockholders;

●

reviewing and considering any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of our certificate of incorporation and bylaws;

●

evaluating the performance of individual members of the Board eligible for re-election, and selecting, or recommending for the selection of the Board, the director nominees by class for election to the Board by the stockholders at the annual meeting of stockholders or any special meeting of stockholders at which directors are to be elected;

●

considering the Board’s leadership structure, including the appointment of a lead independent director of the Board, for specific purposes, and making such recommendations to the Board with respect thereto as the Governance Committee deems appropriate;

●	developing and reviewing periodically the policies and procedures for considering stockholder nominees for election to the Board;

●

evaluating the “independence” of directors and director nominees against the independence requirements of the securities exchange on which our securities are listed, applicable rules and regulations promulgated by the SEC and other applicable laws;

●

approving, or recommending to the Board for approval, and periodically reviewing the policies and procedures for director candidates, the stockholder communications policy and the external communications policy, and approving, or recommending to the Board for approval, any changes the Governance Committee deems appropriate.

Our Governance Committee consists of Ted Wang, as Chairperson, and Tom Killalea and Miguel Gutiérrez, as members. Each of Mr. Wang, Mr. Killalea and Mr. Gutiérrez qualify as an independent director according to the rules and regulations of the SEC and Nasdaq with respect to nominating committee membership. The written charter for the Governance Committee is available on our website at https://investors.satellogic.com.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

●	providing oversight and advising the Board on the Company’s compensation policies, plans and benefits programs, as well as overall compensation philosophy;

●	reviewing and making recommendations to the Board regarding the compensation of the Company’s directors and executive officers; and

●	administering our equity compensation plans.

Our Compensation Committee consisted of Ted Wang, as Chairperson, and Kelly Kennedy and Tom Killalea, as members. Mr. Wang, Ms. Kennedy and Mr. Killalea qualify as independent directors under applicable Nasdaq listing standards and SEC rules with respect to compensation committee membership. The written charter for the Compensation Committee is available on our website at https://investors.satellogic.com.

Finance Committee

Our Finance Committee is responsible for, among other things:

●

assisting the Board with monitoring and overseeing our financial performance and, in particular, our liquidity position and capital expenditures, and collaborating with our officers and staff concerned with our finances so as to monitor our financial performance;

●	monitoring and overseeing our financial performance and providing recommendations to the Board on our capital management strategy;

●

subject to the parameters set forth by the Board from time to time, overseeing, reviewing and approving, as necessary or appropriate, our key treasury and financing activities including, but not limited to, delegation of authority matrix, investment policy, capital structure and fundraising;

●

determining the terms of and approving transactions between us and one or more of our affiliated entities (irrespective of how many intermediate parent companies or entities exist between us and such affiliates); and

●

causing us or any of our affiliates (as applicable) to incorporate, register or form any new company or other legal entity as a new affiliate from time to time, and to open accounts with any bank or financial institution with respect to any new or existing affiliate.

Our Finance Committee consists of Steven Mnuchin as Chairperson and Kelly Kennedy and Emiliano Kargieman as members. Ms. Kennedy qualifies as an independent director under applicable Nasdaq listing standards and SEC rules. Neither Mr. Mnuchin nor Mr. Kargieman are independent directors. We are not required to have a finance committee. Nevertheless, we have determined that the fact that our Finance Committee is not entirely composed of independent directors does not materially or adversely affect the ability of our Finance Committee to conduct its business in our best interests. The written charter for the Finance Committee is available on our website at https://investors.satellogic.com.

Code of Ethics/Related Party Transactions Policy

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our directors, officers and employees. We also have a Code of Ethics for Chief Executive Officer and Financial Officers (the “Financial Code of Ethics”) that applies to our Chief Executive Officer and financial officers, including the Chief Financial Officer and other employees performing similar functions. The Code of Ethics and Financial Code of Ethics each address matters such as conflicts of interest, confidentiality, fair dealing and compliance with laws and regulations. The Code of Ethics also contains a 24-hour Compliance Hotline to anonymously report compliance or ethics concerns. These submissions, if any, are reviewed at least quarterly by the Audit Committee. A copy of the Code of Ethics (which includes the Financial Code of Ethics) is available on our website at investors.satellogic.com. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics on our website rather than by filing a Current Report on Form 8-K.

Upon consummation of the change in our jurisdiction of incorporation and domesticating as a corporation incorporated under the laws of the State of Delaware and discontinuing as a business company with limited liability incorporated under the laws of the British Virgin Island (the “Domestication”), the Board adopted a written policy regarding related party transactions (the “Related Party Transactions Policy”) that sets forth the procedures for the review and approval or ratification of Related Party Transactions (as defined below).

A “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

A “Related Party” means:

●	any person who is, or at any time during the since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

●	any person who is known by us to be the beneficial owner of more than 5% of our voting stock;

●

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

●

any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Related Party Transactions are referred to the Audit Committee or, in the event that the Audit Committee includes one or more directors with a material financial interest in the Related Party Transaction, then in lieu of the Audit Committee, the Related Party Transaction will be reviewed by, and approved by the affirmative vote of, the majority of the members of the Board who are disinterested directors.

Certain Relationships and Related Transactions

In connection with going public in January 2022, we entered into the Liberty Subscription Agreement with an entity controlled by Mr. Mnuchin (the “Liberty Investor”), pursuant to which, among other things, we agreed to issue shares of Class A common stock and warrants to purchase Class A common stock. The agreement also provides for an advisory fee payable by Satellogic in exchange for advisory services to be provided to Satellogic from time to time until a Cessation Event (as defined in the Liberty Subscription Agreement). For so long as a Cessation Event has not occurred, $1.25 million is to be paid in cash on the 18-month anniversary of February 10, 2022 and on the last day (or, if not a business day, the immediately following business day) of each of the following five successive three-month anniversaries of February 10, 2022 (each, an “Advisory Fee Cash Payment” and together, the “Advisory Fee Cash Payments”), representing an aggregate of up to $7.5 million in Advisory Fee Cash Payments. Liberty has deferred payment of the Advisory Fee Cash Payments, and as a result, as of December 31, 2024, there was $7.5 million owed to the Liberty Investor for the Advisory Fee Cash Payments.

We are party to that certain Investment Agreement, dated May 6, 2022, by and between the Company and Officina Stellare S.p.A. (“OS”), pursuant to which the Company purchased 5% of OS’s outstanding common shares for $3.7 million and OS issued 524,715 stock warrants to the Company, giving the Company the right to convert each warrant into a single common share over a period of up to 36 months. Additionally, on January 17, 2022, we entered into a master supply agreement with OS aimed at regulating the terms and conditions under which we will purchase from OS, and OS will sell or provide to the us, certain products and ancillary services to be integrated into our satellites. We made purchases totaling $1.3 million from OS in the year ended December 31, 2024 and there was $0.9 million owed to OS and included in accounts payable at December 31, 2024. We made purchases totaling $1.8 million from OS in the year ended December 31, 2023 and there was $0.3 million owed to OS and included in accounts payable at December 31, 2023. Emiliano Kargieman, our Chief Executive Officer, is a member of the OS board of directors.

We are a party to that certain Note Purchase Agreement, dated April 12, 2024, by and among the Company, Nettar Group Inc. (“Nettar”), Acquiom Agency Services LLC (the “Holder Representative”) and the purchaser identified therein (the “Note Purchase Agreement”), pursuant to which Nettar agreed to issue $30 million in aggregate principal amount of floating rate secured convertible promissory notes (the “Secured Convertible Notes”) to the purchaser. Cantor Fitzgerald & Co. (“CF&Co.”) served as the Company’s financial advisor in connection with the offering and sale of the Secured Convertible Notes. CF&Co. is controlled by Cantor Fitzgerald, L.P., which beneficially owns more than 10% of our Class A common stock. Pursuant to a letter agreement executed in connection with the Note Purchase Agreement, CF&Co received a fee equal to $0.9 million after the closing of the Secured Convertible Notes. Howard Lutnick, a former member of the Board who elected to resign from the Board, effective November 25, 2024, is the former Chief Executive Office of CF&Co.

We are a party to that certain Second Amended Sales Agreement, dated April 9, 2025, by and among the Company, CF&Co. and Northland Securities, Inc. (the “Second A&R Sales Agreement”), pursuant to which CF&Co. is acting as a sales agent relating to the sale of Class A common stock by the Company having an aggregate offering price of up to $50,000,000 in sales deemed to be “at the market offerings” as defined in Rule 415 promulgated under the Securities Act of 1933. CF&Co. is controlled by Cantor Fitzgerald, L.P., which beneficially owns more than 10% of our Class A common stock. Howard Lutnick, a former member of the Company’s Board who elected to resign from the Board, effective November 25, 2024, is also the former Chief Executive Office of CF&Co. Pursuant to the Amended Sales Agreement, when designated as sales agent for a particular sale, CF&Co. is to be paid a commission, in cash, at a fixed rate of 3.0% of the gross sales price per share sold under the Amended Sales Agreement. CF&Co. is also entitled to reimbursement for certain specified expenses, including the fees and disbursements of CF&Co.’s legal counsel.

On April 15, 2025, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the purchaser party thereto, pursuant to which the Company agreed to issue and sell in a registered direct offering (the “Registered Direct Offering”), 6,451,612 shares of the Company’s Class A common stock at an offering price of $3.10 per share. The gross proceeds to the Company from the Registered Direct Offering were approximately $20.0 million, before deducting the placement agent’s fees and estimated offering expenses payable by the Company. Closing of the Registered Direct Offering occurred on April 16, 2025. CF&Co. acted as the exclusive placement agent (the “Placement Agent”) for the Registered Direct Offering, pursuant to that certain Placement Agent Agreement (the “Placement Agent Agreement”), dated April 15, 2025, by and between the Company and the Placement Agent. Pursuant to the Placement Agent Agreement, the Company agreed to pay the Placement Agent a cash fee equal to 4.0% of the aggregate gross proceeds raised in the Registered Direct Offering.

Board Role in Management of Risk

The Board is responsible for overseeing our risk management process. The Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Anti-Hedging Policy

Under our Insider Trading Compliance Policy, our directors and certain other senior officers are prohibited from pledging the Company’s securities as collateral for a loan or hedging Company securities. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any Company securities or with respect to any security that includes, relates to, or derives any significant part of its value from such securities.

Insider Trading Policy

We have adopted an Insider Trading Compliance Policy applicable to our directors, officers, and employees, and have implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards. Our Insider Trading Compliance Policy prohibits our employees and related persons and entities from trading in securities of the Company and other companies while in possession of material, nonpublic information. Our Insider Trading Compliance Policy also prohibits our employees from disclosing material, nonpublic information of the Company, or another publicly traded company, to others who may trade on the basis of that information. Additionally, directors and certain officers and employees are subject to routine and non-routine blackout periods during which times trading in our securities is not permitted, as well as pre-clearance procedures to ensure compliance with applicable internal policies. The foregoing summary of our Insider Trading Compliance Policy does not purport to be complete and is qualified by reference to our Insider Trading Compliance Policy, a copy of which can be found as Exhibit 19 to our Annual Report.

Practices Related to Timing of Equity Grants

Pursuant to our compensation programs, we may grant stock option awards to certain employees from time to time. We have not adopted a formal policy regarding the timing of equity award grants, including stock option grants. However, the Compensation Committee generally approves equity award grants during a regularly scheduled meeting in the second quarter of the fiscal year. On occasion, the Compensation Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. While the Compensation Committee has discretionary authority to grant equity awards to our NEOs outside of the cycle described above, the Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, nor is the timing of disclosures of material nonpublic information based on equity grant dates.

Director Compensation

The compensation for the fiscal year ended December 31, 2024 for our independent non-employee directors is set forth below, payable in cash. Directors employed by Satellogic and directors affiliated with certain related parties did not receive compensation in 2024 for their services as a director. Annual retainer fees are payable quarterly in arrears.

Cash Compensation:	$60,000

Audit Chair Fee:	$20,000

Restricted Stock:	$175,000

Expense Reimbursement

We reimburse directors for travel expenses related to attending Board and committee meetings and for other company related business. In certain circumstances, we may also invite director spouses to accompany directors to some of our Board meetings, for which we pay or reimburse travel expenses.

2024 Director Compensation

The following table sets forth the compensation paid in 2024 to each independent non-employee director.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)
Ted Wang	60,000	175,000	235,000
Marcos Galperin(2)	-	235,000	235,000
Kelly J. Kennedy	6,667	131,250	137,917
Peter Thomas Killalea	-	235,000	235,000
Bradley Halverson(3)	73,333	-	73,333

(1) Represents the aggregate grant-date fair value of 175,000 time-vesting RSUs for Mr. Wang, 131,250 for Ms. Kennedy (who joined the Board in 2024) and 235,000 time-vesting RSUs for Messrs. Galperin and Killalea, which were granted as the equity component of each non-employee director’s annual retainer, on September 4, 2024. Messrs. Galperin and Killalea elected to receive the cash portion of their compensation as equity. The fair value of RSUs is based on the closing price per share of the Company’s common stock on the grant date determined in accordance with FASB ASC Topic 718 (“Topic 718”). The award of RSUs represents the right to receive shares of common stock upon the vesting date of the award. The RSUs vested on May 31, 2025.

(2) Mr. Galperin resigned from the Board, effective June 6, 2025.

(3) Mr. Halverson resigned from the Board, effective September 4, 2024.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of Satellogic’s independent registered public accounting firm. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent registered public accounting firm’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Ernst & Young LLP (“EY”) audited our consolidated financial statements for the 2024 and 2023 fiscal years. As discussed below, our Audit Committee, which has sole and direct responsibility for the appointment, compensation, oversight, evaluation, retention and termination of any independent registered public accounting firm engaged by the Company, considers EY to be well qualified and has appointed EY as our independent registered public accounting firm to audit our consolidated financial statements for Fiscal 2025. This proposal asks you to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of EY to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

The Audit Committee, along with senior management, reviewed EY’s performance as part of its consideration of whether to re-appoint EY as our independent registered public accounting firm. As part of this review, the Audit Committee considered, among other things:

●	EY’s independence and objectivity;
●	the communications and interactions with EY over the course of the prior year;
●	the breadth and complexity of our business and its national footprint and the resulting demands placed on the auditing firm;
●	external data and management’s perception relating to the depth and breadth of EY’s auditing qualification and experience;
●	EY’s historical and recent performance;
●	recent Public Company Accounting Oversight Board (United States) (“PCAOB”) inspection reports on the firm;
●	the length of time that EY has served as our independent registered public accounting firm;
●	the quantity and quality of EY’s staff and national reach;
●	the appropriateness of EY’s fees; and
●	the potential impact of changing our independent registered public accounting firm.

The Audit Committee recognized the ability of EY to provide both the necessary expertise to audit our business and the matching national footprint to audit the Company nationwide, as well as other factors, including the policies that EY follows with respect to the rotation of its key audit personnel so that there is a new partner-in-charge at least every five years. The Audit Committee is involved in the selection of the new partner-in charge of the audit engagement when there is a rotation.

Based on the results of its review, the Audit Committee concluded that EY is independent and objective and that it is in the best interests of the Company and its stockholders to appoint EY to serve as the Company’s independent registered public accounting firm for Fiscal 2025. Consequently, the Audit Committee has appointed EY as the Company’s independent registered public accounting firm for Fiscal 2025, and the Board is recommending that the Company’s stockholders ratify this appointment.

If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain EY but may, nonetheless, choose to retain EY as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time if it determines that such change would be in the best interests of the Company and its stockholders.

A representative of EY is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Below is information on the fees billed for services rendered by Ernst & Young LLP, Satellogic’s independent registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023.

(in thousands of U.S. dollars)

Services Provided	2024	2023
Audit Fees(1)	1,219	956
Audit-Related Fees(2)	15	15
Tax Fees(3)	15	15
Total	1,249	986

(1) “Audit Fees” includes fees for professional services rendered by our independent external auditors in connection with the audit of the annual consolidated financial statements, the review of interim consolidated financial statements, statutory audits required internationally, other assurance procedures, comfort letters and the review of documents publicly filed.

(2) “Audit-Related Fees” includes accounting certificates prepared by our independent external auditors in Argentina and similar requests in other jurisdictions.

(3) “Tax Fees” includes fees for professional services rendered by our independent external auditors for transfer pricing services in Argentina and similar requests in other jurisdictions.

Required Vote

Ratification of the appointment of EY as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority in voting power of the shares present, either in person or by proxy, and entitled to vote thereon at the Annual Meeting.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for Fiscal 2025.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee has adopted requirements regarding pre-approval of audit or non-audit services as part of its Audit Committee Charter. The Audit Committee Charter provides that the Audit Committee shall have the ultimate authority to approve all audit engagement terms and fees, and requires that the Audit Committee must approve in advance any retainer of the auditors to perform any non-audit service to us (together with all non-audit service fees) that it deems advisable in accordance with applicable requirements and the Board approved policies and procedures. The Audit Committee will consider the impact of such service and fees on the independence of the auditor. The Audit Committee may delegate pre-approval authority for non-audit services to a member of the Audit Committee; however, the decisions of any member of the Audit Committee to whom this authority has been delegated must be presented to the full Audit Committee at its next scheduled Audit Committee meeting.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent under applicable Nasdaq listing standards and SEC rules. The Audit Committee operates under a written charter approved by the Board of Directors and held 5 meetings in fiscal 2024. A copy of the charter is available on the Company’s website at www.satellogic.com by choosing the “Investor Relations” link then clicking on the “Governance” section.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements. The Audit Committee’s responsibility is to monitor and oversee both processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2024 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report.

The Audit Committee also has appointed, subject to stockholder ratification, Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal 2025.

Respectfully submitted,

Audit Committee

Kelly J. Kennedy, Chair

Ted Wang

Peter Thomas Killalea

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SATELLOGIC INCENTIVE COMPENSATION PLAN

We are proposing that our stockholders approve an amendment and restatement of the Satellogic Inc. Amended and Restated 2021 Incentive Compensation Plan (the “Current Incentive Plan” and as proposed to be amended and restated, the Satellogic Inc. Second Amended and Restated 2021 Incentive Compensation Plan (the “Amended Incentive Plan”)) to, among other things, increase by 4,264,986 shares the number of authorized shares of Common Stock available for issuance under the Current Incentive Plan from 8,475,601 shares to 12,740,587 shares.

On October 7, 2025 the Board of Directors approved the Amended Incentive Plan, subject to stockholder approval at the Annual Meeting. If the Amended Incentive Plan is approved by our stockholders at the Annual Meeting, it will become effective as of the date of the Annual Meeting and will supersede and replace the Current Incentive Plan. All reserved shares that have not been issued pursuant to awards under the Current Incentive Plan and any shares subject to awards under the Current Incentive Plan that expire, are cancelled or otherwise terminate after the effective date of the Amended Incentive Plan will become available for issuance under the Amended Incentive Plan. If the Amended Incentive Plan is not approved by our stockholders, the Current Incentive Plan will remain in effect until it terminates in accordance with its terms on January 25, 2032.

If the Amended Incentive Plan is approved by our stockholders at the Annual Meeting, we intend to file a registration statement on Form S-8 to register the additional shares as soon as reasonably practicable following the Annual Meeting pursuant to the Securities Act of 1933.

The Board believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability, which is vital to our future success, and to align our employees’ compensation with building stockholder value. Our Current Incentive Plan is an integral part of this strategy and is designed to attract, motivate and retain employees, directors and consultants of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership with the interests of our stockholders. The Current Incentive Plan is currently scheduled to terminate on January 25, 2032; however, only 1,464,098 shares remain available for issuance pursuant to new awards under the Current Incentive Plan as of September 30, 2025, which the Board does not believe is sufficient to adequately attract, retain and motivate employees, directors and consultants of the Company through January 25, 2032. If we cannot increase the amount of shares available for issuance pursuant to the Amended Incentive Plan, it could have a negative impact on our ability to retain and attract key employees. An increase in shares available under the Current Incentive Plan is necessary not only to retain current employees but also to attract new talent as we grow. The Board believes that the proposed Amended Incentive Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends the approval by our stockholders.

The Amended Incentive Plan makes the following changes, among others, to the Current Incentive Plan:

•	increase the aggregate number of shares authorized for issuance under the Amended Incentive Plan by 4,264,986 shares to 12,740,587 shares of Common Stock;

•	other clarifying and updating changes.

As of October 15, 2025, the 1,464,098 shares that remain available for future grant under the Current Incentive Plan represent 1.35% of the total outstanding number of shares and voting power of the Company and the market price of the shares was $3.28.

As of October 15, 2025, there were outstanding under our 2015 Share Plan (under which no additional awards were issued following the adoption of the Current Incentive Plan) and Current Incentive Plan an aggregate of 1,319,254, options to purchase shares with a weighted average exercise price of $2.20 per share and a weighted average remaining term of less than one year, as well as 0 restricted stock units. For additional information regarding equity-based awards granted under the Current Incentive Plan, please see Note 13 to our consolidated financial statements filed with our Form 10-K for our 2024 fiscal year.

Based on our historic and projected future use of equity-based compensation, we estimate that the additional shares requested for the Amended Incentive Plan, in addition to the remaining shares available for issuance under the Current Incentive Plan that will be available for issuance under the Amended Incentive Plan, will be sufficient to provided awards for approximately 4 years; however, the actual duration may be more or less than 4 years depending on currently unknown factors, such as competitive market practices, our hiring and promotion practices, future grant practices, the Company’s stock price, the number of awards that are forfeited and future acquisitions and divestitures.

Our annualized burn rate over the last three fiscal years has averaged 2.83%. “Burn rate” is calculated by dividing the total number of shares subject to equity awards granted in a given year by the total weighted average number of shares outstanding during the period and does not reflect and forfeitures or cancellations. Our burn rate calculations assume that target performance is achieved with respect to restricted stock units subject to performance-based vesting conditions.

Fiscal Year	Weighted Average Shares Outstanding	Stock Options Granted	Restricted Stock Units Granted	Annualized Burn Rate
2022	83,188,276	0	1,607,106	1.93%
2023	89,539,910	0	3,345,697	3.74%
2024	91,164,286	0	2,576,383	2.83%

As of October 15, 2025, our existing overhang was 5.99%. Assuming our stockholders approve the Amended Incentive Plan, our overhang will be 9.37%. “Overhang” is a measure of potential dilution from awards granted under stock incentive plans and is calculated by dividing (i) the number of shares subject to outstanding equity awards, plus the number of shares available for future grants of equity awards by (ii) the total number of shares outstanding, plus the amount in clause (i).

	As of 10/15/25	Overhang
Total Number of Shares Outstanding (A)	107,768,077
Total Number of Shares Subject to Outstanding Awards (B)	5,406,627
Total Number of Shares Available For Issuance under the Current Incentive Plan (C)	1,464,098
Existing Overhang ((B+C)/(A+B+C))		5.99%
Share Pool Increase under the Amended Incentive Plan (D)	4,264,986
Overhang Following Increase in Share Pool under the Amended Incentive Plan ((B+C+D)/(A+B+C+D))		9.37%

A summary of the material terms of the proposed Amended Incentive Plan, reflecting the changes described above, is included below. Stockholders are urged to read the actual text of the Current Incentive Plan, as proposed to be amended by the Amended Incentive Plan which is set forth as Appendix A to this Proxy Statement and incorporated herein by reference.

Required Vote

Approval of the Amended Incentive Plan requires the affirmative vote of the holders of a majority of the voting power of shares present, either in person or by proxy, at the Annual Meeting.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the approval of the Amended Incentive Plan.

Summary of the Proposed Amended Incentive Plan

The material terms of the Amended Incentive Plan, as proposed, are summarized below. This summary is qualified in its entirety by references to the full text of the Amended Incentive Plan. See Appendix A.

Purpose

The purpose of the Amended Incentive Plan is to aid the Company and its related entities in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its related entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Shares Available for Issuance

The maximum number of shares that may be issued under the Amended Incentive Plan is the sum of: (i) 4,264,986, (ii) the number of shares available for issuance pursuant to new awards under the Current Incentive Plan as of the date our stockholders approve the Amended Incentive Plan and it becomes effective (the “Effective Date”) and (iii) the number of shares subject to awards under the Current Incentive Plan that are outstanding as of the Effective Date which expire, are cancelled or otherwise terminate after the Effective Date. In no event will the number of shares available for issuance under the Amended Incentive Plan exceed 12,740,587, which is the sum of the 8,475,601 share pool under the Current Incentive Plan and the additional 4,264,986 shares added to the share pool under the Amended Incentive Plan.

If any award granted under the Amended Incentive Plan is forfeited, redeemed or surrendered to the Company for cancellation or expires or is otherwise terminated, without issuance of the shares subject to the award, or the award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to the award, the shares that were subject to the award will again be available for issuance under the Amended Incentive Plan. Shares retained by the Company to pay taxes on an award and shares withheld or tendered as consideration for the exercise or purchase price of a stock award will be added back to the share pool and will again become available for issuance under the Amended Incentive Plan.

Administration and Eligibility

The Compensation Committee administers the Amended Incentive Plan, unless otherwise determined by the Board. The Compensation Committee determines who among those eligible to participate in the Amended Incentive Plan will be granted awards, determines the types and numbers of awards to be granted, prescribes award agreements and rules and regulations for the administration of the Amended Incentive Plan, construes and interprets the Amended Incentive Plan and award agreements and corrects defects, supplies omissions or reconciles inconsistencies therein, and makes all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the Amended Incentive Plan. Determinations of the Compensation Committee are final, conclusive and binding.

Employees and consultants of the Company and its affiliates, as well as members of the Board are eligible to receive awards under the Amended Incentive Plan, as determined by the Compensation Committee. As of September 30, 2025, the Company and its affiliates had approximately 144 employees, 0 consultants, and 6 directors who would be eligible to participate in the Amended Incentive Plan. As of September 30, 2025, 103 employees, 0 consultants, and 4 directors held outstanding awards under the Current Incentive Plan.

Award Limits

In any fiscal year, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards grant to a non-employee director as compensation for services as a non-employee director may not exceed $500,000 in the aggregate, except that the limit is $800,000 in the aggregate for the first year of service of a non-employee director and the Company may make exceptions to this limit for a non-executive chair of the Board or other extraordinary circumstances, if the non-employee director receiving the additional compensation does not participate in the decision.

Types of Awards

Stock Options. The Compensation Committee is authorized to grant two types of stock options to participants: nonqualified stock options or incentive stock options. The exercise price of any stock option must be equal to or greater than the fair market value of a share of Common Stock on the date the stock option is granted. The term of a stock option cannot exceed 10 years.

Subject to the terms of the Amended Incentive Plan, the option’s terms and conditions, which are determined by the Compensation Committee and set forth in an award agreement, may include but are not limited to, exercise price, vesting, treatment of the award upon termination of employment and expiration of the option.

The exercise price may be paid as determined by the Compensation Committee, including, without limitation, via a cashless exercise, with cash or with Shares (including, without limitation, the withholding of Shares otherwise issuable pursuant to the award) or other property.

Stock Appreciation Rights (“SARs”). The Compensation Committee is authorized to grant two types of SARs to participants: “Freestanding” SARs and “Tandem” SARs. The terms and conditions of the SARs would be set forth in an award agreement. SARs may be exercised at such times and be subject to such other terms, conditions, and provisions as the Compensation Committee may impose.

Freestanding SARs. Freestanding SARs cover a specified number of shares and are exercisable upon such terms and conditions as the Compensation Committee may establish. Upon exercise, the holder is entitled to receive a payment in an amount equal to the excess of the aggregate fair market value of the shares underlying the exercised SAR over the aggregate grant price of the SARs. The number of shares underlying each Freestanding SAR and the grant price in effect for those shares is determined by the Compensation Committee but the grant price must be equal to or greater than the fair market value of a share of Common Stock on the date of grant.

Tandem SARs. Tandem SARs may only be granted at the same time as a related option is granted. Tandem SARs are redeemable upon such terms and conditions as the Compensation Committee may establish and grant a holder the right to elect exercise the Tandem SAR when the related option is exercisable and the fair market value of the shares subject to the option exceeds the exercise price of the option. Any option related to a Tandem SAR is no longer exercisable to the extent the Tandem SAR is exercised and any Tandem SAR is no longer exercisable to the extent the related option is exercised.

Restricted Stock Awards. Restricted stock awards grant of shares of subject to certain restrictions on transferability and risk of forfeiture as determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee and specified in the applicable award agreement, the holder of a restricted stock award will have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends (subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee). During the period that the restricted stock award is subject to a risk of forfeiture, risk of redemption or risk of obligation to surrender shares to the Company for cancellation, and except as otherwise provided in the award agreement, the restricted stock may not be sold, transferred, mortgaged, charged, pledged, hypothecated, margined or otherwise encumbered by the holder.

Restricted Stock Units. Restricted stock units are a right to receive cash, shares or a combination of cash and shares as determined by the Compensation Committee, subject to certain vesting conditions and other restrictions, equal to the fair market value of one share of our common stock on the date of vesting. Restricted stock units are subject to restrictions (which may include a risk of forfeiture or a requirement for surrender by the Participant to the Company) as the Compensation Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Compensation Committee may determine. Restricted stock units will provide a participant the right to receive dividend equivalents, which entitles the participant to receive the equivalent value (in cash or shares of our common stock) of dividends paid on the shares underlying the restricted stock units. Dividend equivalents will be subject to the same restrictions as the restricted stock units with respect to which the dividend equivalents are granted.

Bonus Stock and Awards in Lieu of Obligations. The Compensation Committee may issue shares as a bonus or issue shares in lieu of obligations to pay cash or deliver other property under the Amended Incentive Plan or other plans or compensatory arrangements.

Dividend Equivalents. The Compensation Committee may issue dividend equivalents that provide the right to receive cash, shares, other awards or other property equal in value to the dividends paid with respect to a specified numbers of shares. Dividend equivalents may be subject to vesting and other terms and conditions determined by the Compensation Committee, and may be awarded on a free-standing basis or in connection with another award.

Performance Awards. The Compensation Committee may issue performance awards payable in cash, shares or other awards, on terms and conditions established by the Compensation Committee, including the performance criteria that must be achieved during the performance period and the length of the performance period.

Other Stock-Based Awards. The Compensation Committee may issue other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to shares, as deemed by the Compensation Committee to be consistent with the purposes of the Amended Incentive Plan. The Compensation Committee determines the terms and conditions of the awards.

Termination and Amendment

The Amended Incentive Plan is scheduled to terminate on January 25, 2032 unless earlier terminated by the Board. The Compensation Committee has the right to terminate or amend the Amended Incentive Plan and award agreements, except it generally may not do so in a manner that would materially and adversely affect the rights of a participant with respect under the terms of an award without the affected participant’s consent. In addition, the Compensation Committee may not amend the Amended Incentive Plan absent stockholder approval to the extent such approval is required by applicable law, regulation or stock exchange requirement.

Repricing of Options or SARs

Unless our stockholders approve such adjustment, the Compensation Committee does not have authority to make any adjustments to options or SARs that would reduce or would have the effect of reducing the exercise price of an option or SAR previously granted under the Amended Incentive Plan.

Adjustments

In the event of any extraordinary dividend or other distribution (whether in the form of cash, shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company, adjustments, exchanges and other substitutions will be made to the Amended Incentive Plan, including adjustments in the maximum number of shares subject to the Amended Incentive Plan and other numerical limitations. Adjustments will also be made to awards under the Amended Incentive Plan as the Compensation Committee in its discretion deems equitable.

Clawback Policy

All stock awards granted under the Amended Incentive Plan are subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the Company’s Clawback Policy or similar policies or any applicable law related to such actions.

Change in Control

If there is a “change in control” of the Company then the Compensation Committee generally has the discretion to: (i) provide that any option or SAR that was not previously vested and exercisable, will become immediately vested and exercisable; (ii) provide for the full vesting or lapse of restrictions on any other type of award; or (iii) provide that any award subject to the achievement of performance goals and conditions have satisfied the performance goals and conditions in full or on a pro-rata basis, except that, unless set forth in an individual agreement or the Compensation Committee determines otherwise, the foregoing acceleration will not apply if either (A) the Company is the surviving entity in the change in control and the awards are assumed on substantially the same terms and conditions that were applicable immediately prior to the change in control or (B) the successor company or its parent company assumes or substitutes the applicable awards.

Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the Amended Incentive Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local, and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Incentive Stock Options (ISOs). An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the excess, if any, of the fair market value of those shares on the date of sale over the exercise price of the ISO shares. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise, and we are not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

The exercise of an ISO may in some cases trigger liability for the alternative minimum tax. If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (A) the gain realized upon the sale or (B) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of any such disposition, we receive a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes, if any, as a result of the disposition.

Nonqualified Stock Options (NQOs). An optionee does not recognize taxable income upon the grant of an NQO. Upon the exercise of an NQO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQO on the date of exercise exceeds the exercise price. We receive an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the NQO.

A participant may elect to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. We receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Awards. In the case of an exercise of an SAR or an award of restricted stock units, phantom stock units, a performance share bonus, performance share units, or other stock awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Section 409A. Section 409A of the Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of income for tax purposes along with an additional 20% penalty tax. While certain awards under the Amended Incentive Plan could be subject to Section 409A, the Amended Incentive Plan and award agreements have been drafted to comply with the requirements of Section 409A.

Golden Parachute Payments. A participant The Company’s ability (or the ability of one of our subsidiaries) to obtain a deduction for future payments under the Amended Incentive Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation. In addition, participants may be subject to a 20% excise tax under Section 4999 of the Code in respect of the foregoing excess parachute payments.

Reasonable Compensation. For the amounts described above to be deductible by the Company, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Compensation of Covered Employees. Our ability to obtain a deduction for amounts paid under the Amended Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits our ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.

New Plan Benefits

All future awards to directors, executive officers, and employees will be made at the discretion of the Compensation Committee. Therefore, we cannot determine future benefits for any other awards under the Amended Incentive Plan at this time. The table below shows the grant date fair values of stock-based awards made under the Current Incentive Plan for fiscal year 2025.

Name and Position	Dollar Value ($)	Number of Shares Subject to Awards
Emiliano Kargieman, Chief Executive Officer	1,500,000	423,729
Matthew Tirman, President	600,000	169,492
Rick Dunn, Chief Financial Officer	600,000	169,492
Executive Officer Group(1)	3,525,000	995,764
Non-Employee Directors Group	760,000	214,689
Non-Executive Officer Employee Group	3,008,672	848,929
(1)	Includes Messrs. Kargieman, Tirman, and Dunn, among others.

EXECUTIVE OFFICERS

Set forth below is certain information relating to our current executive officers and key employees other than Mr. Kargieman. Biographical information with respect to Mr. Kargieman is set forth above under “Proposal 1 – Election of Directors.”

Matthew Tirman, President

Age: 45

Mr. Tirman serves as President of Satellogic, bringing more than 20 years of experience in technology and aerospace from across the US government and international markets. As President, he leads the operational execution of Satellogic’s strategy and business plan. Prior to this appointment, Mr. Tirman held the position of Chief Commercial Officer, where he began laying the groundwork for Satellogic’s early entry into the US market.

Before joining Satellogic in 2021, Mr. Tirman served as Head of Government at Descartes Labs, a leading provider of geospatial and multi-sensor analytics, where he led revenue growth and customer delivery across D&I clients. His previous roles include Chief Commercial Officer at PlanetRisk, where he was responsible for delivering enterprise geospatial risk analytics and customized big data solutions to Global 1000 customers; Chief Executive Officer and founder of Access Global, a consulting firm providing executive management, sales, and business development solutions in foreign markets across EMEA and Asia; Vice President and Managing Director at Strategic Social, a technology and services firm operating frontier markets across the Middle East and North Africa that he helped grow to more than $40 million in annual revenue before it was sold to Constellis in 2014.

Additionally, Mr. Tirman has served as an analyst for the US Department of Defense on cooperative Research and Development and as a speechwriter for senior military leadership in Washington D.C. and Baghdad, Iraq. He holds a master’s degree in Defense and Security from Lancaster University and a BS in Political Science from East Carolina University.

Rick Dunn, Chief Financial Officer

Age: 56

Mr. Dunn has served as our Chief Financial Officer since January 2019. Mr. Dunn brings over 25 years of financial leadership to the company that includes executive roles in both public and private companies as well as over 10 years in public accounting.

Prior to joining us, Mr. Dunn served as Chief Executive Officer of PowerTeam Services, LLC, a super-regional utility service company, from February 2018 to November 2018 and as Executive Vice President and Chief Financial Officer at ACN Inc., a telecommunications company, from October 2014 to January 2018. Mr. Dunn also served as Senior Vice President & Chief Financial Officer at Trilogy International Partners Inc., a wireless carrier, and as Corporate Controller for Western Wireless International. In addition, his experience includes 10 years with the public accounting firm of Grant Thornton LLP.

Mr. Dunn is a Certified Public Accountant (inactive) and holds a B.B.A. degree from Pacific Lutheran University, an M.B.A. from Seattle University and is an alumnus of Stanford University’s Graduate School of Business Executive Program.

EXECUTIVE COMPENSATION

2024 Summary Compensation Table

The following table sets forth the compensation earned by each of our Named Executive Officers (“NEOs”) for 2024 and 2023.

Name and principal position	Year	Salary ($)	Bonus ($)		Stock awards ($)(1)		All other compensation ($)(6)	Total ($)
Emiliano Kargieman - Chief Executive Officer	2024	477,841	-		-		-	477,841
	2023	479,712	-		-		-	479,712
Rick Dunn - Chief Financial Officer	2024	461,500	250,000	(7)	410,995	(1)	10,995	1,132,550
	2023	461,500	-		263,086	(3)	11,550	736,136
Matt Tirman - President	2024	420,000	2024		410,125	(4)	12,929	843,054
	2023	348,012	-		180,200	(5)	28,019	556,231

(1) Represents restricted stock units (“RSUs”) granted under our Amended and Restated 2021 Incentive Compensation Plan (the “2021 Plan”) prior to the amendment and restatement of the 2021 Plan in connection with the Domestication.

(2) Mr. Dunn was granted 373,595 RSUs on June 7, 2024 valued at the grant date value of $1.10 per share based on the Company’s closing stock price on that date, of which 23,349 vested on June 20, 2024, 23,350 vested on September 20, 2024, 23,349 vested on December 20, 2024, and the remainder vest quarterly beginning March 20, 2025 through March 20, 2028, generally subject to continued employment through each vesting date.

(3) Mr. Dunn was granted 147,801 RSUs on August 9, 2023 valued at the grant date value of $1.78 based on the Company’s closing stock price on that date, of which 9,237 vested on September 20, 2023, 9,237 vested on December 20, 2023, 9,237 vested on March 20, 2024 9,237 vested on June 20, 2024, 9,237 vested on September 20, 2024, 9,237 vested on December 20, 2024, and the remainder vest quarterly beginning March 20, 2025 through June 20, 2027 generally subject to continued employment through each vesting date.

(4) Mr. Tirman was granted 372,841 RSUs on June 7, 2024 valued at the grant date value of $1.10 per share based on the Company’s closing stock price on that date, of which 23,302 vested on June 20, 2024, 23,303 vested on September 20, 2024, 23,302 vested on December 20, 2024, and the remainder vest quarterly beginning March 20, 2025 through March 20, 2028, generally subject to continued employment through each vesting date.

(5) Mr. Tirman was granted 101,236 RSUs on August 9, 2023 valued at the grant date value of $1.78 based on the Company’s closing share price on that date, of which 25,309 vested on December 20, 2023, 12,654 vested on March 20, 2024, 12,654 vested on June 20, 2024, 12,654 vested on September 20, 2024, 12,654 vested on December 20, 2024, and the remainder vest quarterly beginning March 20, 2025 through June 2025, generally subject to continued employment through each vesting date.

(6) For Mr. Dunn, includes company matching contributions to our 401(k) plan. For Mr. Tirman, in 2024, includes relocation reimbursements and in 2023, includes $25,723 of relocation reimbursements and $2,296 of company matching contributions to our 401(k) plan.

(7) Mr. Dunn received this one time incentive payment in December of 2024, pursuant to the terms of the Dunn Offer Letter (detailed below), which payment was triggered by the Company receiving $40 million in aggregate consideration through a series of transactions.

Employment Agreements

Chief Executive Officer

Emiliano Kargieman was appointed as Chief Executive Officer of Nettar effective November 13, 2013. He entered into his most recent employment agreement with the Company on October 5, 2021. Under the agreement, Mr. Kargieman receives an annual base salary of 442,130 euros (approximately $461,755 at December 31, 2024), plus standard Company benefits that may be reviewed, but not necessarily increased, from time to time. In addition, pursuant to the Non-Disclosure Agreement, dated November 11, 2013, by and between Mr. Kargieman and the Company, Mr. Kargieman is subject to confidentiality provisions and non-solicitation restrictive covenants for a period following the termination of his employment.

Chief Financial Officer

Rick Dunn was appointed as Chief Financial Officer of the Company effective January 13, 2019 and he entered into an offer letter with the Company on January 11, 2019, which was subsequently amended by a letter agreement on May 11, 2023 (collectively, the “Dunn Offer Letter”). The Dunn Offer Letter includes (i) an annual base salary of $461,500 currently, (ii) a change in control bonus and severance benefits as described in the section below entitled “Potential Payments upon Termination or Change in Control,” (iii) eligibility to receive an annual grant of RSUs having a current target value of $410,955 per year (target value set by the Compensation Committee on June 7, 2024) and vesting at a rate of 6.25% per quarter, subject to Board approval, and (v) eligibility to participate in the Company employee benefits plans. In addition, pursuant to the Non-Disclosure Agreement, dated January 17, 2019, by and between Mr. Dunn and the Company, Mr. Dunn is subject to confidentiality provisions and non-solicitation restrictive covenants for a period following the termination of his employment.

President

Matt Tirman was appointed as President of the Company effective August 1, 2023. He entered into an offer letter with the Company on August 30, 2023 (the “Tirman Offer Letter”). The Tirman Offer Letter includes (i) an annual base salary of $420,000 currently, (ii) a discretionary change in control bonus and severance benefits as described in the section below entitled “Potential Payments upon Termination or Change in Control,” (iii) eligibility to receive an annual grant of RSUs having a target value of $420,000 per year (target value set by the Compensation Committee on June 7, 2024) and vesting at a rate of 6.25% per quarter, subject to Board approval, (iv) reimbursement of relocation expenses as detailed in the Summary Compensation Table above and (v) eligibility to participate in the Company employee benefits plans. In addition, pursuant to the Non-Disclosure Agreement, dated December 2, 2020, by and between Mr. Tirman and the Company, Mr. Tirman is subject to confidentiality provisions and non-solicitation restrictive covenants for a period following the termination of his employment.

2025 Executive Compensation Decisions

In June 2025, the Compensation Committee approved 2025 base salaries, target annual incentive awards and long-term equity award grants for each of the NEOs for Fiscal 2025 as follows:

Mr. Kargieman’s base salary was set at $470,000, he is eligible for a target bonus equal to $225,000 and he received a grant of 423,729 RSUs, which vest in equal quarterly installments from September 20, 2025 to June 20, 2029.

Mr. Tirman’s base salary was set at $420,000, he is eligible for a target bonus equal to $187,500 and he received a grant of 169,492 RSUs, which vest in equal quarterly installments from September 20, 2025 to June 20, 2029.

Mr. Dunn’s base salary was set at $461,500, he is eligible for a target bonus equal to $187,500 and he received a grant of 169,492 RSUs, which vest in equal quarterly installments from September 20, 2025 to June 20, 2029.

Potential Payments upon Termination or Change of Control

The Dunn Offer Letter and the Tirman Offer Letter also provide that upon a termination of employment with the Company in which both the executive and the Company agree in writing, it is intended that the executive would receive six months of base salary and COBRA expenses, subject to the executive’s execution and delivery of a general release of claims in favor of the Company. Mr. Tirman’s agreement includes a discretionary bonus, to be determined by the Company, in the event of a change in control or sale of the majority of the interests in the Company. Mr. Dunn’s agreement provides that he would receive (i) an extended option exercise period equal to one year following termination, and (ii) full acceleration of all outstanding stock options and RSU awards. In addition, Mr. Dunn’s agreement included a potential one-time cash bonus of $250,000 if the Company underwent a change in control, transferred a majority of the interests in the Company, or a transaction or series of transactions pursuant to which the Company received at least $40,000,000 in aggregate consideration, in each case, while Mr. Dunn is employed by the Company. This one-time incentive was paid to Mr. Dunn in December of 2024 as described in the footnotes to the Summary Compensation Table detailed above.

The award agreement pursuant to which the RSUs held by our NEOs were issued provides for accelerated vesting upon (i) the NEO’s death or disability, (ii) a change in control of the Company if the RSUs are not assumed by the successor company, or (iii) a termination of the NEO’s employment without cause in connection with or within 12 months following the occurrence of a change in control. For purposes of the foregoing, “cause” generally means (a) the failure by the NEO to perform, in a reasonable manner, his or her duties as assigned by the Company, (b) any violation or breach by the NEO of his or her employment, consulting or other similar agreement with the Company, if any, (c) any violation or breach by the NEO of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company, (d) any act by the NEO of dishonesty or bad faith with respect to the Company, (e) use of alcohol, drugs or other similar substances in a manner that adversely affects the NEO’s work performance, or (f) the commission by the NEO of any act, misdemeanor, or crime reflecting unfavorably upon the NEO or the company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the outstanding option awards held by our NEOs as of December 31, 2024.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Rick Dunn	3/27/2019(1)	293,925	-	1.03	3/27/2029
	2/20/2021(2)	28,787	-	1.27	2/20/2031
Matthew Tirman	2/01/2021(3)	136,826	7,036	1.27	2/02/2031

(1) Of the original grant of 482,975 options, 120,744 vested February 11, 2020 and approximately 10,062 options vested monthly in equal installments through February 11, 2023.

(2) Of the original grant of 28,787 options, 7,197 vested on July 1, 2021 and approximately 7,197 vested every six months through January 1, 2023.

(3) Of the original grant of 143,863 options, 42,216 vested on February 1, 2022 and approximately 3,518 options vested monthly in equal installments through February 1, 2025.

The following table provides information about the outstanding stock awards held by our NEOs as of December 31, 2024.

Name	Grant Date	Number of Shares or Units of Stock that have not Vested(#)	Market Value of Shares or Units of Stock that have not Vested ($) (1)
Rick Dunn	12/2/2022 (2)	23,460	66,861
	8/9/2023 (3)	92,379	263,280
	6/7/2024 (4)	303,547	865,109
Matthew Tirman	8/9/2023 (5)	25,311	72,136
	6/7/2024 (6)	302,934	863,362

(1) Reflects award value based on a price of $2.85 per share based on the Company’s closing stock price on December 31, 2024.

(2) These RSUs vest in equal quarterly installments from March 20, 2025 through March 20, 2026, generally subject to continued employment through each vesting date.

(3) These RSUs vest in equal quarterly installments from March 20, 2025 through June 20, 2027 generally subject to continued employment through each vesting date.

(4) These RSUs vest in equal quarterly installments from March 20, 2025 through March 20, 2028 generally subject to continued employment through each vesting date.

(5) These RSUs vest in equal quarterly installments from March 20, 2025 through June 20, 2025 generally subject to continued employment through each vesting date.

(6) These RSUs vest in equal quarterly installments from March 20, 2025 through March 20, 2028 generally subject to continued employment through each vesting date

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

The following table sets forth information, as of December 31, 2024, with respect to our compensation plans under which common stock is authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (C)
Equity compensation plans approved by security holders	-	$-	-
Equity compensation plans not approved by security holders	6,127,692	$1.50	3,221,197
Total	6,127,692		3,221,197

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

Principal Holders of Stock

The following table shows the number of shares of common stock held by all persons who are known by us to beneficially own or exercise voting or dispositive control over more than five percent of our outstanding common stock based on the latest reporting with the SEC:

	Class A Common Stock Shares Beneficially Owned(1)
Name and Address of Owner	Number	% of Class
Pitanga Invest Ltd. – PO Box 309, Ugland House, Cayman Islands(2)	10,594,133	10.93%
Liberty Strategic Capital (SATL) Holdings, LLC – 2099 Pennsylvania Ave NW, Washington, DC(3)	42,500,000	35.51%
Cantor Fitzgerald L.P. – 110 E 59th St New York, NY(4)	13,914,206	14.24%

(1) The percentages reported are based on 97,185,435 shares of Class A Common Stock and 10,582,641 shares of Class B Common Stock outstanding as of October 15, 2025. The percentages are also based on any securities of which each person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. For purposes of the table above, and in accordance with the rules of the SEC, we deem shares of Class A common stock subject to stock options and warrants that are currently exercisable or exercisable within sixty days of October 15, 2025 to be outstanding and to be beneficially owned by the person holding or beneficially owning the stock options and warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Information related to Pitanga Invest Ltd.’s beneficial ownership is derived from its Schedule 13G filed with the SEC on October 3, 2023. Pitanga Invest Ltd. reports sole voting power and sole dispositive power with respect to all 10,594,133 shares.

(3) Information related to Liberty Strategic Capital (SATL) Holdings, LLC’s beneficial ownership is derived from its Amendment No. 1 to its Schedule 13D filed with the SEC on December 13, 2022. Includes (a) 20,000,000 shares of Class A common stock and (b) 20,000,000 shares of Class A common stock issuable upon the exercise of warrants, in each case, held by Liberty Strategic Capital (SATL) Holdings, LLC (“Liberty SATL”). Also includes 2,500,000 shares of Class A common stock issuable upon the exercise of warrants held by Liberty 77 Capital L.P. (the "Liberty Manager"). Liberty Manager is the investment manager of the managing members of Liberty Strategic Capital (SATL) Holdings, LLC. Liberty 77 Capital Partners L.P. is the general partner of the Liberty Manager. Liberty Capital L.L.C. is the general partner of the Liberty 77 Capital Partners L.P. STM Partners LLC is the manager of Liberty Capital L.L.C. Steven T. Mnuchin is a director of Satellogic Inc. and the President of STM Partners LLC. As such, Liberty 77 Capital Partners L.P., Liberty Capital L.L.C., STM Partners LLC and Mr. Mnuchin may be deemed to have beneficial ownership of the Class A common stock or warrants, as applicable, held directly by Liberty Strategic Capital (SATL) Holdings, LLC and Liberty 77 Capital L.P., respectively. Each such entity or persons disclaims beneficial ownership of the reported securities other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4) Information related to Cantor Fitzgerald L.P.’s beneficial ownership is derived from its Amendment No. 4 to its Schedule 13D filed with the SEC on October 6, 2025. Includes (a)(i) 10,488,738 shares of Class A common stock and (ii) 533,333 shares of Class A common stock issuable upon the exercise of warrants, in each case, held directly by CFAC Holdings V, LLC (the “Sponsor”), (b) 2,078,064 shares of Class A common stock held directly by CF&Co., and (c) 814,071 shares of Class A common stock held directly by Cantor Fitzgerald Securities (“CF Securities”). Cantor Fitzgerald L.P. is the sole member of the Sponsor. CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor Fitzgerald L.P. Brandon Lutnick is the Chairman and Chief Executive Officer of CFGM. As such, each of Cantor Fitzgerald L.P., CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the Class A common stock held directly by the Sponsor, CF&Co. and CF Securities. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

Common Stock Ownership by Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 15, 2025, by each of our directors and executive officers; and all of our directors and executive officers as a group.

	Class A Common Stock Shares Beneficially Owned		Class B Common Stock Shares Beneficially Owned
Directors and Named Executive Officers (1)	Number	% of Class(2)	Number	% of Class
Emilio Kargieman	1,323,483	1.36	10,582,641	100
Rick Dunn	134,453	*
Matt Tirman	119,524	*
Ted Wang(3)	332,922	*
Kelly J. Kennedy	131,250	*
Steven T. Mnuchin(4)	42,500,000	35.51
Joseph Dunford	0	*
Peter Thomas Killalea	339,949	*
Miguel Gutiérrez	0	*
All directors and current executive officers as a group (10 persons)	45,051,419	37.51	10,582,641	100

(1) Unless otherwise noted, the business address of each of the following entities or individuals is Satellogic Inc., 210 Delburg Street, Davidson, North Carolina 28036.

(2) The percentages reported are based on 97,185,453 shares of Class A common stock and 10,582,641 shares of Class B common stock outstanding as of October 15, 2025. An “*” indicates less than 1% ownership. For purposes of the table above, and in accordance with the rules of the SEC, we deem shares of Class A common stock subject to stock options and warrants that are currently exercisable or exercisable within sixty days of October 15, 2025 to be outstanding and to be beneficially owned by the person holding or beneficially owning the stock options and warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Shares of Class A common stock for Mr. Wang includes 332,922 exercisable stock options.

(4) Information related to Liberty Strategic Capital (SATL) Holdings, LLC’s beneficial ownership is derived from its Amendment No. 1 to its Schedule 13D filed with the SEC on December 13, 2022. Includes (a) 20,000,000 shares of Class A common stock and (b) 20,000,000 shares of Class A common stock issuable upon the exercise of warrants, in each case, held by Liberty Strategic Capital (SATL) Holdings, LLC (“Liberty SATL”). Also includes 2,500,000 shares of Class A common stock issuable upon the exercise of warrants held by Liberty 77 Capital L.P. (the "Liberty Manager"). Liberty Manager is the investment manager of the managing members of Liberty Strategic Capital (SATL) Holdings, LLC. Liberty 77 Capital Partners L.P. is the general partner of the Liberty Manager. Liberty Capital L.L.C. is the general partner of the Liberty 77 Capital Partners L.P. STM Partners LLC is the manager of Liberty Capital L.L.C. Steven T. Mnuchin is a director of Satellogic Inc. and the President of STM Partners LLC. As such, Liberty 77 Capital Partners L.P., Liberty Capital L.L.C., STM Partners LLC and Mr. Mnuchin may be deemed to have beneficial ownership of the Class A common stock or warrants, as applicable, held directly by Liberty Strategic Capital (SATL) Holdings, LLC and Liberty 77 Capital L.P., respectively. Each such entity or persons disclaims beneficial ownership of the reported securities other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

OTHER MATTERS

Stockholder Proposals for 2026 Annual Meeting of Stockholders

Stockholder proposals should be sent to us via certified mail at Satellogic Inc, 210 Delburg Street, Davidson, NC 28036, Attention: Noah Benz, Corporate Secretary. To be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, the deadline for submission of stockholder proposals, pursuant to Rule 14a-8 of the Exchange Act, is August 4, 2026. However, in accordance with the provisions of Rule 14a-8(e) of the Exchange Act, if the date of the 2026 Annual Meeting of Stockholders is changed by more than thirty days from the date of the 2025 Annual Meeting of Stockholders, the deadline for submitting proposals to be presented at the 2026 Annual Meeting of Stockholders will be a reasonable time before the Company begins to print and mail its proxy materials for the 2026 Annual Meeting of Stockholders.

Other stockholder proposals not made in accordance with the provisions of Rule 14a-8 of the Exchange Act or director nominations must be submitted to the Secretary of the Company no later than the 90th day (September 9, 2025) and no earlier than the 120th day (August 10, 2026) prior to the date of the 2026 Annual Meeting of Stockholders in order to be considered timely and must contain the information specified in and otherwise comply with the Bylaws (including, with respect to director nominations, the information required by Rule 14a-19 of the Exchange Act in the case of a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees).

List of Stockholders Entitled to Vote at the Annual Meeting

The names of stockholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.

Communication with Satellogic’s Board of Directors

Any stockholder or other interested party who desires to contact any member of the Board may do so in one of the following three ways:

●	electronically by sending an e-mail to the following address: boardofdirectors@satellogic.com, or
●	in writing to the following address: Board of Directors, Satellogic Inc, 210 Delburg Street, Davidson, NC 28036.

Communications relating to relevant business matters are distributed by the Corporate Secretary to the members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. For example, any complaints regarding accounting, internal accounting controls and auditing matters would be forwarded by the Corporate Secretary to the Chairperson of the Audit Committee for review.

Available Information

We maintain an internet website at www.satellogic.com. Copies of the Committee charters of each of the Audit Committee, Compensation Committee, Corporate Governance Committee, and Finance Committee, together with certain other corporate governance materials, including our Corporate Governance Guidelines and Code of Business Conduct and Ethics, can be found under the Investor Relations – Governance section of our website located at www.satellogic.com, and such information is also available in print to any stockholder who requests it through our Investor Relations department at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2024 Annual Report, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through the Investor Relations - Financials - SEC Filings section of our website, located at www.investors.satellogic.com. A request for a copy of such report should be directed to Satellogic Inc., 210 Delburg Street, Davidson, NC 28036, Attention: Investor Relations. A copy of any exhibit to the 2024 Annual Report will be forwarded following receipt of a written request with respect thereto addressed to Investor Relations.

Electronic Delivery

This year we have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you electronically. We believe electronic delivery will expedite stockholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of full sets of materials. We mailed the Notice containing instructions on how to access our Proxy Statement and Annual Report online on or about October 21, 2025. If you would like to receive a paper copy of the proxy materials, the Notice contains instructions on how to receive a paper copy.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our Corporate Secretary at Satellogic Inc., 210 Delburg Street, Davidson, NC 28036, gc@satellogic.com

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies of the Notice in the future, please contact Corporate Secretary, as indicated above. Beneficial owners of shares can request information about householding from their nominee.

APPENDIX A

SATELLOGIC INC.

SECOND AMENDED AND RESTATED

2021 INCENTIVE COMPENSATION PLAN

SATELLOGIC INC.
SECOND AMENDED AND RESTATED

2021 INCENTIVE COMPENSATION PLAN

1	Purpose	1

2	Definitions	1

3	Administration	6

4	Shares Subject to Plan	7

5	Eligibility	8

6	Specific Terms of Awards	8

7	Certain Provisions Applicable to Awards	15

8	Change in Control	17

9	General Provisions	19

SATELLOGIC INC.
SECOND AMENDED AND RESTATED

2021 INCENTIVE COMPENSATION PLAN

1.           Purpose. The purpose of this SATELLOGIC INC. SECOND AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN, as may be amended from time to time (the “Plan”) is to assist SATELLOGIC INC. and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value. The Amended and Restated 2021 Incentive Compensation Plan (the “Prior Plan”) became effective on March 26, 2025, which amended and restated the 2021 Incentive Compensation Plan that became effective on January 25, 2022. Effective October 7, 2025, the Board adopted, subject to shareholder approval, the Plan to: (a) increase the aggregate number of Shares that may be issued under all Awards under the Plan pursuant to Section 4(a) by 4,264,986 Shares and (b) to make certain other changes as set forth herein. The Plan will become effective upon shareholder approval of the Plan.

2.           Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)    “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b)    “Assumed Option” has the meaning ascribed to it in that certain Agreement and Plan of Merger, dated as of July 5, 2021, made and entered into by and among (i) the Company, (ii) CF Acquisition Corp. V, (iii) Ganymede Merger Sub 1 Inc., (iv) Ganymede Merger Sub 2 Inc., and (v) Nettar Group Inc.

(c)    “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(d)    “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term “Beneficiary” means the Participant’s estate.

(e)    “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(f)    “Board” means the Board of Directors of the Company.

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(g)    “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(h)    “Certificate of Incorporation” means the Certificate of Incorporation of the Company dated March 26, 2025, as amended from time to time.

(i)    “Change in Control” means a Change in Control as defined in Section 8(b) of the Plan.

(j)    “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k)    “Committee” means a committee of the Board designated and empowered by the Board to administer the Plan; provided, however, that if the Board fails to designate and empower such a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the full Board shall serve as the Committee in accordance with Sections 3(a) and 3(b) of the Plan. While it is intended that the Committee (if not the full Board pursuant to the proviso of the immediately preceding sentence) shall consist of at least two members of the Board—each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) Independent, in each case, subject to any phase-in rules or interpretations that may be permitted—the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(l)    “Company” means Satellogic Inc., a Delaware corporation.

(m)    “Consultant” means any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(n)    “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence (including, without limitation, sick leave, military leave, or any other authorized personal leave), (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).

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(o)    “Director” means a member of the Board or the board of directors of any Related Entity.

(p)    “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q)    “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(r)    “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity, including each PEO Employee. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(s)    “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee to a person by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t)    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u)    “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, in a manner intended to satisfy the principles of Section 409A of the Code or Section 422 of the Code, to the extent applicable, subject to the following:

(i)    If, on such date, the Shares are listed on an international, national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Capital Market or such other international, national or regional securities exchange or market system constituting the primary market for the Shares, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Shares have traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Shares were so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii)    If, on such date, the Shares are not listed on an international, national or regional securities exchange or market system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

3

(v)    “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w)    “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) hereof.

(x)    “Independent,” when referring to either members of the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(y)    “Initial Effective Date” means the initial effective date of the Plan, which is January 25, 2022.

(z)    “Listing Market” means the Nasdaq Stock Market or any national, international or regional securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(aa)    “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb)    “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(cc)    “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock or shares possessing 50% or more of the combined voting power of all classes of stock or shares in one of the other corporations in the chain.

(dd)    “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee)    “PEO Employee” means an individual (i) who provides services to the Company or any Related Entity, (ii) whose formal employment or co-employment relationship with the Company or Related Entity is through a professional employer organization (or similar organization) (a “Professional Employer Organization”), and (iii) whose employing Professional Employer Organization is party to an agreement with the Company or a Related Entity pursuant to which the individual provides services to the Company or any Related Entity.

(ff)    “Performance Award” means any Award granted pursuant to Section 6(h) hereof.

(gg)    “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(hh)    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and shall include a “group” as defined in Section 13(d) thereof.

(ii)    “Related Entity” means any Parent or Subsidiary, and any business, corporation, partnership, limited partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly, and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

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(jj)    “Restricted Stock” means any Share issued under the terms of an Award Agreement that provides that the Share is subject to risk of forfeiture and/or that provides that the Participant to whom the Share is issued is obligated to surrender the Share to the Company for cancellation or provide a deemed prior consent to the redemption of the Share in circumstances set out in the Award Agreement and/or that imposes other restrictions relating to the Share as the Committee, in its sole discretion, may impose (including, without limitation, a restriction on the exercise by the Participant of rights to vote such Share and/or an obligation that the Participant shall waive rights that the Participant may have to receive any dividends in respect of the Share), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(kk)    “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ll)    “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(mm)    “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(nn)    “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture, risk of redemption or risk of obligation to surrender, and other restrictions, if any, as the Committee may impose.

(oo)    “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the United States Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp)    “Shares” means the Class A common stock of the Company and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(qq)    “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr)    “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss)    “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines. For the avoidance of doubt, the Assumed Options shall be deemed Substitute Awards under the Plan.

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3.            Administration.

(a)      Authority of the Committee. The Plan shall be administered by the Committee except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b)      Manner of Exercise of Committee Authority. The Committee (which for purposes of this Section 3(b), must consist of the full Board or two or more members of the Board, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) Independent, in each case, subject to any phase-in rules or interpretations that may be permitted), shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act and (ii) with respect to any Award to an Independent Director (with such Independent Director who is the recipient of such Award abstaining with respect to his or her Award). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c)      Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

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4.           Shares Subject to Plan.

(a)      Limitation on Overall Number of Shares Available for Issuance Under Plan. The aggregate number of Shares that were authorized to be issued under all Awards under the Prior Plan from the Initial Effective Date was 8,475,601. Subject to adjustment as provided in Section 9(c) hereof, the aggregate number of Shares that may be issued under all Awards under the Plan shall be equal to the sum of: (i) 4,264,986, (ii) the number of Shares remaining available for issuance under the Prior Plan as of the Effective Date, and (iii) the number of Shares subject to awards under the Prior Plan that are outstanding as of the Effective Date which expire, are cancelled or otherwise terminate, in whole or part, after the Effective Date. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

(b)      Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be issued in connection with such an Award exceeds the number of Shares remaining available for issue under the Plan, minus the number of Shares that would be counted against the limit upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually issued differs from the number of Shares previously counted in connection with an Award.

(c)      Availability of Shares Not Issued under Awards and Adjustments to Limits.

(i)      If any Shares subject to an Award are forfeited, redeemed or surrendered to the Company for cancellation in accordance with the terms of an Award Agreement, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, surrender, expiration, termination, non-issuance or cash settlement, again be available for issuance with respect to Awards under the Plan.

(ii)     Shares issued by the Company to a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation with respect to an Award (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation by way of contractual set-off as between the Company and the Participant) shall be added back to the Share pool and will again be available for issuance with respect to Awards under the Plan.

(iii)    Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for issuance to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for issuance pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of stock or shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv)    Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 4,264,986 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

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(v)     Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $500,000 in the aggregate; provided, however, that such limit shall be $800,000 in the aggregate for the first year of service of a non-employee Director. Notwithstanding the foregoing, the Committee may make exceptions to this limit for a non-executive chair of the Board or other extraordinary circumstances, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(d)      No Further Awards Under Prior Plan. In light of the adoption of the Plan, no further awards shall be made under the Prior Plan after the Initial Effective Date.

5.           Eligibility. Awards may be granted under the Plan only to Eligible Persons.

6.           Specific Terms of Awards.

(a)      General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of applicable law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)      Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)      Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee who is subject to United States tax (each, a “US Employee”) owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock or shares of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such US Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Sections 9(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, in each case, without approval of the Company’s shareholders.

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(ii)     Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including, without limitation, the withholding of Shares otherwise issuable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be issued or deemed to be issued to Participants.

(iii)    Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv)     Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Only US Employees may be granted Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the US Employee has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)    the Option shall not be exercisable for more than 10 years after the date such Incentive Stock Option is granted; provided, however, that if a US Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such US Employee, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B)    the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the US Employee during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C)    if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the US Employee upon exercise, the US Employee shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

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(c)      Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)      Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Sections 9(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (1) lower the grant price per Share of a Stock Appreciation Right after it is granted, (2) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (3) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (4) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii)     Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be issued or deemed to be issued to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)    Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

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(d)      Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)      Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture, risk of redemption, risk of obligation to surrender Shares to the Company for cancellation and other restrictions, if any, as the Committee may impose, or as otherwise provided in the Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, risk of redemption or risk of obligation to surrender Shares to the Company for cancellation subject to Section 9(b) below, and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, mortgaged, charged, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii)     Forfeiture, Redemption and/or Surrender. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time:

(A)    subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall, subject to the requirements of applicable law, be forfeited and cancelled by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock;

(B)    subject to a risk of redemption by the Company that has not lapsed or otherwise been satisfied shall, subject to the requirements of applicable law, be redeemed for a consideration to be determined by the Company at its sole discretion (which, for the avoidance of doubt, can be no consideration) and cancelled and the entry into the Award Agreement by the Participant shall be deemed to be consent of the Participant under the terms of the Plan, such that no further consent or action of the Participant shall be required in order for the Company to effect such redemption of Restricted Stock; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock; and/or

(C)    subject to a risk of being required under the terms of the Award Agreement to be surrendered by the Participant to the Company for cancellation for no consideration in accordance with applicable law shall be surrendered by the Participant (which, for the avoidance of doubt, may involve the Participant acting by any attorney or agent of the Participant which attorney or agent may be the Company or any other person specified for that purpose in the applicable Award Agreement); provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that surrender of Restricted Stock conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the requirement for the Participant to surrender Restricted Stock to the Company for cancellation.

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(iii)    Certificates for Stock. Subject to the requirements under the Certificate of Incorporation, Restricted Stock issued under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are issued to the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the Participant deliver an executed but undated instrument of transfer to the Company in respect of the Restricted Stock specifying the Company as transferee and/or that the Participant deliver an executed but undated instrument of surrender in respect of the Restricted Stock (on the basis that the Company or such attorney or agent as is specified in the Award Agreement is authorized to date and deliver such instrument or instruments in the circumstances specified therein or in the Plan).

(iv)    Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee shall require that the Participant agrees that, in respect of any cash dividends declared in respect of a Share of Restricted Stock, the Company shall not be obliged to pay such cash dividends unless and until the Share of Restricted Stock is no longer subject to restrictions and a risk of forfeiture and/or the risk of being the subject of a requirement under the Award Agreement that the Participant surrender the Share of Restricted Stock to the Company for cancellation in each case in a manner that does not violate the requirements of Section 409A of the Code or other applicable law and the Committee shall require that the Participant irrevocably waive all of the Participant’s right as a holder of a Share to receive any such cash dividends to that extent. In relation to a cash dividend in respect of a Share of Restricted Stock, the Committee may in its discretion determine whether or not interest should accrue on the amount of the cash dividend where it is unpaid pursuant to the foregoing requirement. In addition, the Committee shall require that Shares issued as bonus Shares or in connection with a dividend of Shares or a division of Shares and other property distributed as a dividend, shall be subject to restrictions on transfer and a risk of forfeiture and/or a risk of being the subject of an obligation to surrender Shares and any other lawful restrictions to the same extent as the Restricted Stock with respect to which such Shares or other property have been issued or distributed.

(e)      Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)      Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture or a requirement for surrender by the Participant to the Company) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by the issue of Shares, the payment of cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, mortgaged, charged, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

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(ii)     Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii)    Dividend Equivalents. As a condition to the grant of a Restricted Stock Unit, the Committee shall require that any cash dividends paid on a Share attributable to such Restricted Stock Unit be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions on transfer and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A of the Code or other applicable law. In addition, the Committee shall require that Shares issued as bonus Shares or issued in connection with a division of Shares or a Share dividend, and other property distributed as a dividend, shall be subject to restrictions on transfer and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such Shares or other property have been distributed.

(f)      Bonus Stock and Awards in Lieu of Obligations. Subject to the requirements of applicable law, the Committee is authorized to issue Shares to any Eligible Persons as a bonus, or to issue Shares or grant other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such issuances or grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards issued or granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)      Dividend Equivalents. Subject to the requirements of applicable law, the Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Subject to the requirements of applicable law, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such lawful restrictions on transferability and risks of forfeiture, as the Committee may specify; provided, that in no event shall such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions on transfer and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

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(h)      Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award and may include (but need not include), without limitation, the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on shareholders’ or stockholders’ equity; total shareholder or stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance criteria also may be based solely by reference to the Company’s performance or the performance of a Related Entity, division, business segment or business unit of the Company or a Related Entity or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. Except as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance criteria to be achieved for each Performance Period, and the amount of the Performance Award to be settled on behalf of a Participant, shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i)      Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee shall determine the terms and conditions of such Awards. Shares issued pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

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7.           Certain Provisions Applicable to Awards.

(a)      Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b)      Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain Employees or Directors due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right may be extended by the Committee for a period of up to 30 days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.

(c)      Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) of the Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

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(d)      Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

(e)      Code Section 409A.

(i)      The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)     If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)    Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B)    The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the United States Internal Revenue Service;

(C)    Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)    In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)    Notwithstanding the foregoing, or any provision of the Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to the Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of the Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

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8.           Change in Control.

(a)      Effect of Change in Control. If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, and except as otherwise provided in Section 8(a)(iv) hereof, upon the occurrence of a Change in Control (as defined in Section 8(b)):

(i)       Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii)     Any restrictions, deferral of settlement, and forfeiture conditions, redemption conditions and/or surrender conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii)    With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control), except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a).

(iv)    Except as otherwise provided in any employment or other agreement for services between the Participant and the Company or any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) of the Plan.

(b)      Definition of Change in Control. Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)      The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the members of the Board (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Initial Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

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(ii)     During any period of two consecutive years (not including any period prior to the Initial Effective Date) individuals who constitute the Board on the Initial Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a member of the Board subsequent to the Initial Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the members of the Board then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)    Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any one or more Subsidiaries whose combined revenues for the prior fiscal year represented more than 50% of the consolidated revenues of the Company and its Subsidiaries for the prior fiscal year (the “Major Subsidiaries”), or (B) a sale or other disposition of all or substantially all of the assets of the Company or the Major Subsidiaries, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each of the events referred to in clauses (A) and (B) sometimes hereinafter being referred to a “Business Combination”), unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Combination as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Initial Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)     Approval by the shareholders of the Company of a liquidation of the Company.

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9.           General Provisions.

(a)      Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any United States federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)      Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)      Adjustments.

(i)       Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be issued in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or issuable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

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(ii)      Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 8 of the Plan relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of the Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, shares, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely stock or shares of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely stock or shares of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii)    Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

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(d)      Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e)      Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from an issuance of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by not issuing Shares that would otherwise be issuable pursuant to the Award or by issuing or transferring Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

(f)      Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal law in the United States or state law in the United States or United States regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g)      Clawback of Benefits.

(i)      The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under the Plan or otherwise in accordance with the Company’s Clawback Policy (as adopted on March 26, 2025) or any other Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under the Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

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(ii)     If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (A) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (B) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h)      Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly recorded as the holder of Shares in accordance with the terms of an Award. None of the Company, its officers or its Directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly recorded as the holder of Shares in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, Directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in the Plan or the Award Agreement.

(i)      Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to issue Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, cause Shares to be the subject of such trusts, deposit in such trusts other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

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(j)       Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(k)      Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee and subject to the requirements of applicable law, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. Unless otherwise determined by the Committee and subject to the requirements of applicable law, in the event that a Participant is required to surrender Shares to the Company for cancellation for no consideration in accordance with the terms of an Award Agreement, where the Participant paid cash or other consideration for such Shares the Participant shall not, be repaid the amount of such cash or other consideration.

(l)       Governing Law. Except as otherwise provided in any Award Agreement, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, except with respect to matters that are subject to tax laws, regulations and rules of any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction. Certain definitions, which refer to laws other than the laws of such jurisdiction, shall be construed in accordance with such other laws.

(m)     Sub-Plans. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n)      Plan Effective Date; Termination of Plan. The Plan shall become effective on the date of shareholder approval of the Plan (the “Effective Date”). The Plan shall terminate at the earliest of (i) such time as no Shares remain available for issuance under the Plan, (ii) termination of the Plan by the Board, or (iii) the 10th anniversary of the Initial Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated or have expired.

(o)      Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(p)      Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(q)      Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 9(q) by and among, as applicable, the Company and any Subsidiary, for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and any Subsidiary may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any Subsidiary, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and any Subsidiary may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

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SATELLOGIC

SATELLOGIC INC.
210 DELBURG STREET
DAVIDSON, NC 28036

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 7, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SATL2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 7, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80385-P39032 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SATELLOGIC INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors.

Nominees:	**For**	**Withhold**
1a. Ted Wang	☐	☐
1b. Steven T. Mnuchin	☐	☐
1c. Joseph F. Dunford, Jr.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V80386-P39032

SATELLOGIC INC.
Annual Meeting of Stockholders
December 8, 2025 1:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Rick Dunn and Lorri Kohler, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common stock & Class B Common stock of SATELLOGIC INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 1:00 PM, EST on December 8, 2025, virtually at www.virtualshareholdermeeting.com/SATL2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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